Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	LTON
Entity Registrant Name	LINKTONE LTD
Entity Central Index Key	0001270532
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	410,422,650

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 40,921,818	$ 58,875,399
Restricted cash	603,088	573,784
Short-term investments	56,584,958	33,809,913
Accounts receivable, net	17,048,783	15,491,479
Tax refund receivable	1,177,761	2,767,084
Inventories	1,881,749	2,304,716
Due from related parties	2,375,450	2,398,114
Deferred tax assets	486,176	1,254,529
Deposits and other current assets	5,702,726	6,584,246
Total current assets	126,782,509	124,059,264
Property and equipment, net	11,195,432	11,796,390
Non-current assets held for sale	814,878	819,578
Intangible assets, net	9,525,908	11,546,227
Goodwill	40,483,355	40,483,355
Deferred tax assets	369,706	72,480
Other long-term assets	1,024,442	2,499,426
Total assets	190,196,230	191,276,720
Current liabilities:
Account payable, accrued liabilities and other payables	14,980,545	22,971,156
Due to related parties	16,198	1,074,250
Short-term loans	4,781,181	3,153,697
Taxes payable	4,088,188	3,696,039
Deferred revenue	387,149	402,139
Deferred tax liabilities	126,034	1,078,403
Total current liabilities	24,379,295	32,375,684
Deferred tax liabilities	2,761,348	1,743,466
Long-term loan	511,878	1,037,894
Other long-term liabilities	67,688	2,412,068
Total liabilities	27,720,209	37,569,112
Shareholders' equity
Ordinary shares ($0.0001 par value; 500,000,000 shares authorized, 421,130,130 shares issued and outstanding as of December 31, 2010 and 421,130,130 shares issued and 410,422,650 outstanding as of December 31, 2011)	42,144	42,113
Additional paid-in capital	137,745,875	137,581,956
Treasury stock	(1,425,204)
Statutory reserves	2,466,165	2,466,165
Accumulated other comprehensive income:
Unrealized gain on investment in marketable securities	4,453,157	2,376,723
Cumulative translation adjustments	10,973,973	9,306,938
Accumulated losses	(14,425,929)	(19,689,371)
Total shareholders' equity	139,830,181	132,084,524
Non-controlling interest	22,645,840	21,623,084
Total shareholders' equity	162,476,021	153,707,608
Total liabilities and shareholders' equity	$ 190,196,230	$ 191,276,720

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	421,130,130	421,130,130
Ordinary shares, shares outstanding	410,422,650	421,130,130

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross revenue	$ 60,677,173	$ 71,708,025	$ 62,216,694
Sales tax	(1,591,748)	(2,087,121)	(2,303,289)
Net revenue	59,085,425	69,620,904	59,913,405
Cost of revenue	(36,202,433)	(47,137,394)	(38,941,272)
Gross profit	22,882,992	22,483,510	20,972,133
Operating expenses:
Product development	(3,230,445)	(2,811,783)	(3,316,507)
Selling and marketing	(8,566,257)	(8,377,743)	(9,318,469)
General and administrative	(12,638,207)	(12,325,334)	(8,220,999)
Reversal of contingent consideration payable	1,618,816
(Provision for impairment)/Gain on recovery of bad debt	110,425	(1,102,265)	(2,068,127)
Total operating expenses	(22,705,668)	(24,617,125)	(22,924,102)
Operating (loss)/income	177,324	(2,133,615)	(1,951,969)
Other income/(loss), net of other expenses	(264,934)	701,884	431,005
Dividend income from short-term investments	314,300
Gain on sales of short-term investments	4,962,873
Income from continuing operations before income tax	7,587,628	846,862	93,611
Income tax expense	(1,299,981)	(1,439,261)	(579,270)
(Loss)/income from continuing operations	6,287,647	(592,399)	(485,659)
Income from discontinued operations		315,256	596,551
Net income/(loss)	6,287,647	(277,143)	110,892
Net loss attributable to non-controlling interest	(1,024,205)	(301,582)
Net income/(loss) attributable to ordinary shareholders of the Company	5,263,442	(578,725)	110,892
Basic earnings/(loss) per ordinary share:
Continuing operations	$ 0.01	$ 0	$ 0
Discontinued operations	$ 0	$ 0	$ 0
Net income/(loss)	$ 0.01	$ 0	$ 0
Diluted earnings/(loss) per ordinary share:
Continuing operations	$ 0.01	$ 0	$ 0
Discontinued operations	$ 0	$ 0	$ 0
Net income/(loss)	$ 0.01	$ 0	$ 0
Weighted-average number of ordinary shares:
Basic	420,041,022	420,980,146	420,677,724
Diluted	420,088,521	420,980,146	420,677,724
Comprehensive income /(loss):
Net income/(loss)	6,287,647	(277,143)	110,892
Other comprehensive income:
Foreign currency translation adjustment	1,665,586	2,298,216	(145,899)
Unrealized gain on investment in marketable securities	2,076,434	1,939,473	437,250
Comprehensive income, net of tax	10,029,667	3,960,546	402,243
Comprehensive income attributable to non-controlling interest, net of tax	(950,532)	(510,147)
Comprehensive income attributable to ordinary shareholders of the Company, net of tax	9,079,135	3,450,399	402,243
Non-related parties
Gross revenue	55,742,117	69,878,417	61,516,694
Operating expenses:
Interest income, net of financial expenses	2,398,065	2,192,999	1,289,495
Related parties
Gross revenue	4,935,056	1,829,608	700,000
Operating expenses:
Interest income, net of financial expenses		$ 85,594	$ 325,080

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $)	Total	Ordinary shares	Treasury stock	Additional Paid-in capital	Statutory reserves	Accumulated other comprehensive income	Cumulative Translation Adjustments	Accumulated losses	Non- Controlling interest
Beginning Balance at Dec. 31, 2008	$ 128,210,051	$ 42,063		$ 137,560,175	$ 2,466,165		$ 7,363,186	$ (19,221,538)
Beginning Balance (in shares) at Dec. 31, 2008		420,636,230
Issuance of ordinary shares from exercise of stock options (in shares)		120,200
Issuance of ordinary shares from exercise of stock options	11,840	12		11,828
Stock-based compensation	266,887			266,887
Other comprehensive income/ (loss):
Translation adjustment	(145,899)						(145,899)
Unrealized gain on investment in marketable securities	437,250					437,250
Net income (loss)	110,892							110,892
Ending Balance at Dec. 31, 2009	128,891,021	42,075		137,838,890	2,466,165	437,250	7,217,287	(19,110,646)
Ending Balance (in shares) at Dec. 31, 2009		420,756,430
Issuance of ordinary shares from exercise of stock options (in shares)		373,700
Issuance of ordinary shares from exercise of stock options	36,810	38		36,772
Stock-based compensation	204,949			204,949
Acquisition of subsidiaries	20,614,282								20,614,282
Capital contributed to subsidiaries (Note 6)				(498,655)					498,655
Other comprehensive income/ (loss):
Translation adjustment	2,298,216						2,089,651		208,565
Unrealized gain on investment in marketable securities	1,939,473					1,939,473
Net income (loss)	(277,143)							(578,725)	301,582
Ending Balance at Dec. 31, 2010	153,707,608	42,113		137,581,956	2,466,165	2,376,723	9,306,938	(19,689,371)	21,623,084
Ending Balance (in shares) at Dec. 31, 2010		421,130,130
Issuance of ordinary shares from exercise of stock options (in shares)		304,900
Issuance of ordinary shares from exercise of stock options	30,033	31		30,002
Share repurchase (in shares)		(11,012,380)
Share repurchase	(1,425,204)		(1,425,204)
Stock-based compensation	133,917			133,917
Other comprehensive income/ (loss):
Translation adjustment	1,665,586						1,667,035		(1,449)
Unrealized gain on investment in marketable securities	2,076,434					2,076,434
Net income (loss)	6,287,647							5,263,442	1,024,205
Ending Balance at Dec. 31, 2011	$ 162,476,021	$ 42,144	$ (1,425,204)	$ 137,745,875	$ 2,466,165	$ 4,453,157	$ 10,973,973	$ (14,425,929)	$ 22,645,840
Ending Balance (in shares) at Dec. 31, 2011		410,422,650

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flow from operating activities
Net income/(loss)	$ 6,287,647	$ (277,143)	$ 110,892
Less: Income from discontinued operations		(315,256)	(596,551)
(Loss)/income from continuing operations	6,287,647	(592,399)	(485,659)
Adjustments to reconcile net income/(loss) from continuing operations to net cash provided by continuing operating activities:
Stock-based compensation expense	133,917	204,949	266,887
Loss on disposal/write off of property and equipment	27,695	12,828	41,964
Provision for impairment, net		1,102,264	2,068,127
Depreciation	815,532	721,451	556,239
Amortization of intangible assets	2,152,750	1,550,691	65,199
Amortization of other long-term assets			112,092
Provision for doubtful debts	605,977	118,594	697,247
Deferred income tax expense/(benefit)	536,640	(365,966)	564,381
Foreign exchange (gain)/loss	153,454	(706,033)	(222,887)
Dividend income	(314,300)
Realized gain on short-term investments	(4,962,873)
Reversal of contingent consideration payable	(1,618,816)
Changes in assets and liabilities, net of effect of acquisitions:
Decrease/(increase) in accounts receivable	(1,084,576)	2,265,145	1,231,262
(Increase)/decrease in tax refund receivable	1,680,469	(727,482)	(711,191)
(Increase)/decrease in deposits and other assets	161,639	1,598,515	(790,023)
(Increase)/decrease in inventories	411,828	(217,868)
Increase in restricted cash		(573,784)
(Increase)/decrease in other assets	1,354,024	(742,423)
(Decrease)/increase in taxes payable	258,553	481,766	(1,076,765)
Increase/(decrease) in long-term liabilities	(871,910)	735,718
Decrease in accounts payable, accrued liabilities and other payables and due to related parties	(2,581,377)	(3,628,404)	(1,770,189)
Net cash provided by operating activities of continuing operations	3,146,273	1,237,562	546,684
Net cash provided by operating activities of discontinued operations			4,395,367
Net cash provided by operating activities	3,146,273	1,237,562	4,942,051
Cash flow from investing activities:
Proceeds from sale of short-term investments	28,389,570	7,584,758
Proceeds from disposal of property and equipment	73,101	1,997,317	5,990
Loans repayment from related party		10,087,400
Settlement of loans receivable			395,257
Purchase of property and equipment	(417,909)	(1,013,333)	(102,920)
Loan repayment to related parties		(9,214,669)
Cash paid for short-term investments	(43,714,750)	(20,118,750)	(4,877,594)
Cash paid for business acquisitions, net of cash acquired (Note 6)	(6,738,127)	(13,759,012)
Dividend income received	314,300
Net cash used in investing activities	(22,093,815)	(25,686,289)	(6,480,967)
Cash flow from financing activities:
Share repurchase	(1,425,204)
Cash received from bank borrowings	2,381,454	3,188,283
Repayment of bank loan	(1,128,444)
Proceeds from the exercise of stock options	30,033	38	11,840
Cash paid for cost incurred in connection with issuance of new shares			(450,000)
Net cash (used in)/provided by financing activities	(142,161)	3,188,321	(438,160)
Effect of exchange rate change on cash and cash equivalents	1,136,122	658,652	(139,594)
Net decrease in cash and cash equivalents	(17,953,581)	(20,601,754)	(2,116,670)
Cash and cash equivalents, beginning of year	58,875,399	79,477,153	81,593,823
Cash and cash equivalents, end of year	40,921,818	58,875,399	79,477,153
Supplemental disclosures of cash flow information
Business and other taxes on revenues	(1,956,302)	(3,717,443)	(5,648,133)
Value-added tax refund	2,974,741	1,642,170	2,326,649
Income tax paid	(926,811)	(426,256)	(993,747)
Interest paid	(237,629)	(41,365)
Supplemental disclosures of non-cash activities
Conversion of MCB to the interests in PT Linktone (Note 6 (c))		13,168,568
Business acquisitions included in the other payables (Note 6)		8,123,835
Associates
Cash flow from investing activities:
Loans advanced		(1,250,000)
Related parties
Cash flow from investing activities:
Loans advanced			$ (1,901,700)

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2011
Organization and Nature of Operations

1 Organization and Nature of Operations

Linktone Ltd. (“Linktone,” or the “Company”), a Cayman Islands corporation, through its subsidiaries and consolidated variable interest entities (“VIEs”) (collectively referred to as the “Group”) is a provider of (i) telecom value-added services (“VAS”) in People’s Republic of China (“PRC”) and Indonesia; (ii) mobile and online PC game services to consumers and enterprises in the PRC; and (iii) video and audio distribution and related services in Singapore, Malaysia, Vietnam and Hong Kong. As of December 31, 2011, Linktone is 59.7% owned by PT. Media Nusantara Citra Tbk, an Indonesian corporation (“MNC”).

The accompanying consolidated financial statements include the results of operations of the Company, the following subsidiaries and the following VIEs, for which the Company is the primary beneficiary:

Name of Subsidiary	Name in Short Form	Note	Principal Business	Group Equity Interest	Country of Incorporation

Brilliant Concept Investments Ltd	Brilliant		Intermediary holding company	100% by Linktone	British Virgin Islands

Noveltech Enterprises Limited	Noveltech		Intermediary holding company	100% by Linktone	Hong Kong

Linktone Media Limited	Linktone Media		Intermediary holding company	100% by Linktone	Hong Kong

Ojava Overseas Ltd	Ojava Overseas		Intermediary holding company; Dormant	100% by Linktone	British Virgin Islands

Linktone International Limited	Linktone International		Intermediary holding company	100% by Linktone	United Arab Emirates

Wang You Digital Technology Co., Ltd.	Wang You	(1)	Provides PC games	100% by Brilliant Concept Investments Ltd	PRC

Shanghai Linktone Consulting Co., Ltd.	Linktone Consulting	(1)	Provides internet and VAS consulting services	100% by Noveltech Enterprise Limited	PRC

Shanghai Huitong Information Co., Ltd.	Huitong	(1)	Software development	100% by Noveltech Enterprise Limited	PRC

Shanghai Linktone Internet Technology Co., Ltd.	Linktone Internet		Software development	100% by Noveltech Enterprise Limited	PRC

Shanghai Xintong Information Technology Co., Ltd.	Xintong		Software development; Dormant	100% by Noveltech Enterprise Limited	PRC

Shanghai Linktone Software Co., Ltd.	Linktone Software		Software development	100% by Linktone	PRC

Beijing Ruida Internet Technology Co., Ltd.	Ruida		Software development; Dormant	100% by Ojava Overseas Ltd	PRC
InnoForm Media Pte Ltd	InnoForm Media		Publisher, licensee, importer, exporter and distribution of entertainment programs	75% by Linktone International Limited; Acquired in March 2010	Singapore

InnoForm Media (HK) Limited	InnoForm HK		Publisher, licensee, importer, exporter and distribution of compact discs and DVDs of all kinds	100% by InnoForm Media Pte Ltd	Hong Kong

InnoForm Media (Taiwan) Co. Limited	InnoForm Taiwan		Importer, exporter and distribution of compact discs, tapes and records	100% by InnoForm Media Pte Ltd	Taiwan

InnoForm Media (M) Sdn Bhd	InnoForm Malaysia		Production and distribution of tapes, DVD and compact discs	100% by InnoForm Media Pte Ltd	Malaysia

InnoForm Entertainment Pte Ltd	InnoForm Entertainment		Exclusive collective licensing agent for music label companies for karaoke music and songs	100% by InnoForm Media Pte Ltd	Singapore

InnoForm Digital Media Pte Ltd	InnoForm Digital		Supplying and leasing of karaoke-on-demand hardware and software	100% by InnoForm Media Pte Ltd	Singapore

(1)	Wholly foreign owned entity (“WFOE”) of the Company.

Name of Subsidiary	Name in Short Form	Note	Principal Business	Group Equity Interest	Country of Incorporation
Alliance Entertainment Singapore Pte Ltd	Alliance		Motion picture, video distribution and services related to motion picture, video production and distribution	100% by InnoForm Media Pte Ltd	Singapore

GLD Investments Pte Ltd	GLD		Provides information technology and publishing services	98.7% by InnoForm Media Pte Ltd Singapore	Singapore

PT Linktone Indonesia	PT Linktone		Provides telecom VAS	51% by Linktone International Acquired in June 2010	Indonesia

Name of Variable Interest Entity (“VIE”)	Name in Short Form	Note	Principal Business	Group Equity Interest	Loan to Nominee Shareholders $’000	Country of Incorporation
Shanghai Weilan Computer Co., Ltd.	Weilan	(i)	Provides telecom VAS	Baoxin Yao and Wenlei Wang	338.1 and 285.8, respectively	PRC

Shanghai Unilink Computer Co., Ltd.	Unilink	(i)	Provides telecom VAS	Lin Lin and Wenju Hu	604.1 each	PRC

Shenzhen Yuan Hang Technology Co., Ltd.	Yuan Hang	(i)	Provides PC games	Yuming Cai and Feng Gao	290.4 each	PRC

Beijing Cosmos Digital Technology Co., Ltd.	Cosmos	(i)	Provides telecom VAS	Hongjie Qi and Miao Yan	2,073.8 each	PRC

Hainan Zhong Tong Computer Network Co., Ltd.	Zhong Tong	(i)	Provides telecom VAS	Yi Juang and Teng Zhao	826.9 each	PRC

Beijing Lian Fei Wireless Communications Technology Co., Ltd.	Lian Fei	(i)	Provides telecom VAS	Hongyan Lu and Yuxia Wang	939.5 and 1,083.3, respectively	PRC

Shanghai Qimingxing E-commerce Co., Ltd.	Qimingxing	(i)	Provides telecom VAS	Xing Xu and Peien Zhu	933.9 each	PRC

Beijing Ojava Wireless Information Technology Co., Ltd.	Beijing Ojava	(i)	Provides telecom VAS	Yugang Wang and Peiyu Su	501.7 each	PRC

Shanghai Ling Yu Cultural and Communication Ltd.	Ling Yu		Provides advertising services; Dormant	50% by Shanghai Unilink Computer Co., Ltd. and 50% by Shanghai Qimingxing E-commerce Co., Ltd.	Nil each	PRC

Zhong Qing Wei Lian Cultural Communication Co., Ltd.	Wei Lian		Provides telecom VAS; Dormant	60% by Shanghai Weilan Computer Co., Ltd. and 40% by Beijing Lian Fei Wireless Communications Technology Co., Ltd.	Nil each	PRC

Beijing Lian Yu Interactive Technology Development Co., Ltd.	Lian Yu	(i)	Provides telecom VAS; Dormant	Zhi Wang and Xiaoke Zha	90.3 and 133.0, respectively	PRC
Shanghai Lang Yi Advertising Co., Ltd.	Lang Yi	(i)	Provides advertising services; Dormant	Fei Tong and Jing Chen	Nil each	PRC

Beijing Xian Feng Li Liang Media Co., Ltd.	Xian Feng	(i)	Distributes electronic publications	Ai Hua Zhang and Juan Yang	346.2 and 332.7, respectively	PRC

Letang Game Limited	Letang		Develops mobile games	50.01% by Shanghai Weilan Computer Co., Ltd.; Acquired in January 2010		PRC

PT Cakrawala Alam Semesta	Cakrawala		Investment holding company	100% by Indonesian individuals affiliated with Linktone	Nil each	Indonesia

(i)	Controlled through contractual agreements and is 50% owned by each of two of the Company’s employees / former employees.

In April 2008, MNC, through its wholly owned subsidiary incorporated in the Cayman Islands, MNC International Limited (“MIL”), acquired approximately 6 million American Depositary Shares (“ADSs”) in a tender offer process and subscribed for approximately 180 million newly issued ordinary shares of Linktone for total consideration of $68.4 million. After giving effect to the subscription, the acquisition of ADSs and ordinary shares in the tender offer, MNC held approximately 57.1% of Linktone’s total outstanding ordinary shares and became the majority shareholder of Linktone.

In May 2010, MNC, through MIL, acquired an additional 0.5 million ADSs from a third party through a privately negotiated transaction. After this acquisition, MNC held approximately 58.2% of Linktone’s total outstanding ordinary shares.

Between August 2011 and February 2012, the Company repurchased 12,191,210 shares in the open market purchases. As a result, MNC’s shareholding as at December 31, 2011 increased to 59.7% and to 59.9% as at February 29, 2012.

To comply with PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide value-added telecommunications services, which include telecom value-added services and internet content services, the Company conducts substantially all of its PRC operations via its VIEs located in the PRC. In addition, to comply with Indonesian laws and regulations that prohibit foreign ownership of investment holding companies, the Company holds its short-term investments in Indonesia via Cakrawala, its VIE located in Indonesia. These VIEs are wholly owned by individuals authorized by the Company, majority of whom are either employees or former employees of the Group. The capital is funded by the Company through interest-free loans extended to the authorized individuals. The loans for capital injection are eliminated with the capital of the VIEs on consolidation.

Upon the formation of these VIEs, the Company, through its WFOEs entered into various agreements with its VIEs, through which the Company holds all the variable interests of the VIEs. The principal terms of these agreements with the VIEs are described below.

Powers of Attorney

Each of the shareholders of the VIEs have irrevocably appointed the Company’s Chief Executive Officer, as attorney-in-fact, to vote on their behalf on all matters on which they are entitled to vote with respect to the VIEs as the case may be, including matters relating to the transfer of any or all of their respective equity interests in the VIEs and the appointment of the directors and general manager of the VIEs. The term of each of the powers of attorney is 10 years after which the agreement can be renewed at the Company’s sole discretion. These powers of attorney do not extend to votes by the shareholders of the Company or its subsidiaries.

Operating Agreements

The VIEs have granted the Company a security interest over all of their assets. The Company has the right of first refusal with respect to future loan guarantees. In addition, the VIEs and their shareholders have each agreed that they will not enter into any transaction, or fail to take any action, that would substantially affect their assets, rights and obligations, or business without the Company’s prior written consent. They will also appoint individuals designated by the Company as the directors, officers and other senior management personnel of the VIEs, as well as accept the Company’s guidance regarding their day-to-day operations, financial management and the hiring and dismissal of their employees. The VIEs may not terminate the operating agreements during the term of the agreements, which is 10 years, after which the agreement can be renewed at the Company’s sole discretion.

Exclusive Consulting Services Agreements

The Company provides most of the VIEs with exclusive consulting services related to legal, finance, human resources and office administration. The services agreements are renewable every year. The service fees payable to the Company are subject to the Company’s adjustment, at its sole discretion, from time to time based on the actual operating results of the VIEs.

Trademark, Domain Name and Software License Agreements

In 2007, the Company granted Weilan and Unilink a license to use the domain name (www.linktone.com) and the Company’s registered trademarks. Linktone Consulting has also granted Weilan and Unilink licenses to use certain of its domain names. In addition, Huitong and Linktone Internet have granted Weilan, Unilink, Lian Fei, Zhong Tong, Qimingxing and Xian Feng multiple licenses to use various software programs relating to the Company’s various platforms, databases and games. The VIEs cannot assign or transfer their rights under the licenses to any third party, and cannot use the licensed trademarks in television, newspapers, magazines, the internet or other public media without the Company’s prior written consent.

Domain Name Transfer Arrangements

The Company transferred to Weilan its ownership rights in the domain name (www.linktone.com) in December 2006.

Contracts Relating to the Exclusive Purchase Right of Equity Interest

The Company or the Company’s designee have an exclusive option to purchase from each such shareholder all or part of his or her equity interest in the VIEs at book value, to the extent permitted by Chinese law. The term of these agreements is 10 years, renewable by the Company for an additional 10-year term at the Company’s sole discretion.

Loan Agreements

The Company has granted interest-free loans to the shareholders of the VIEs for the purpose of providing funds necessary for the capital injection and acquisition of the VIEs. The term of these loans in each case is 10 years. The shareholders of the VIEs can only repay the loans by transferring to the Company or the Company’s designees all of their equity interest in the respective VIE. The interest-free loans to the shareholders of the VIEs as of December 31, 2010 and 2011 were $14.0 million in aggregate.

Equity Interests Pledge Agreements

The shareholders of the Company’s VIEs have pledged their respective equity interests in these entities to guarantee the performance and the payment of the service fees by these entities under the Exclusive Consulting Services Agreements and Software License Agreements described above. If the VIEs breach any of their obligations under the Equity Interests Pledge Agreements, the Company is entitled to sell the equity interests held by the relevant shareholders, and retain the proceeds of such sale or require any of them to transfer to the Company his or her equity interest in the applicable affiliated entity.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Company, through its direct ownership of the WFOEs, and the VIEs through the aforementioned agreements, whereby the equity holders of the VIEs effectively assigned all of their voting rights underlying their equity interest in the VIEs to the Company, which gives the Company the power to direct the activities that most significantly impact the VIEs’ economic performance. In addition, through the other aforementioned agreements, the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of the VIEs. Based on these contractual arrangements, the Company consolidates these VIEs as required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) subtopic 810-10, “Consolidation: Overall,” because the Company holds all of the variable interests of these VIEs and is the primary beneficiary of the VIEs.

The Company believes that its contractual arrangements with the VIEs in PRC and Indonesia are in compliance with applicable laws and are legally enforceable. However, uncertainties in the PRC and Indonesian legal systems could limit the Company’s ability, through its direct ownership of the WFOEs, to enforce its rights under these contractual arrangements. Furthermore, shareholders of the VIEs may have interests that are different than those of the Company, which could potentially increase the risk that they would seek to act contrary to the terms of the above aforementioned agreements.

In addition, if the current structure or if any of the contractual arrangements were found to be in violation of any existing or future PRC or Indonesian laws, as applicable, the Group may be subject to penalties, which may include, but not limited to, the cancellation or revocation of the Group’s business and operating licenses, or discontinuance of the Group’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Group’s operations. In such case, the Company may not be able to operate or control the VIEs, which may result in deconsolidation of the VIEs.

As of December 31, 2010 and 2011, the carrying amount of the aggregate total assets and total liabilities of the VIEs is as follows (in millions of U.S. dollars):

	2010	2011
	$	$
PRC
Total assets	53.5	48.1
Total liabilities	9.3	7.9

Indonesia
Total assets	15.8	16.5
Total liabilities	0.5	0.3

Creditors of the VIEs have no recourse to the general credit of the Company, which is the primary beneficiary.

Basis of presentation	12 Months Ended
Dec. 31, 2011
Basis of presentation

2 Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, and the VIEs for which the Company, through its direct ownership of the WFOEs, is the primary beneficiary. All significant transactions and balances between the Company, its subsidiaries and VIEs have been eliminated upon consolidation. All subsidiaries are majority owned by the Company. As of December 31, 2011, the Company does not hold any investments accounted for under the cost or equity method.

The Company consolidates the VIEs in accordance with Securities and Exchange Commission (“SEC”) Rule SX-3A-02 and Accounting Standards Codification (“ASC”) subtopic 810-10 Consolidation: Overall, through the signed Contractual Agreements. The Company is required to continue to consolidate the VIEs under the guidance in Accounting Standards Update (“ASU”) 2009-17 effective January 1, 2010, because the Company has determined that 1) the WOFEs are most closely associated with the VIEs among the members of the related party group who share the power to direct the activities of the VIEs that most significantly impact their economic performance, and 2) has the obligation to absorb losses or the right to receive benefits of the VIEs that could potentially be significant to the VIEs.

Foreign currency

The accompanying consolidated financial statements are presented in U.S. dollars (“US$”). The functional currency of the Company is US$ while those of the Company’s operating subsidiaries and consolidated VIEs in the PRC, Singapore and Indonesia are the Renminbi (“RMB”), Singapore dollar (“SGD”) and Indonesian rupiah (“IDR”), respectively, as determined based on the criteria of ASC topic 830, “Foreign Currency Matters.” Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and comprehensive income.

All assets and liabilities of our subsidiaries and consolidated VIEs in the PRC, Singapore and Indonesia are translated into US$ at the exchange rates in effect at the balance sheet dates and revenues and expenses are translated into US$ at the average exchange rates in effect during the reporting periods. The exchange differences resulting from translating these entities’ financial statements into US$ are included in accumulated other comprehensive income, which is a separate component of shareholders’ equity on the consolidated balance sheets.

Use of estimates	12 Months Ended
Dec. 31, 2011
Use of estimates

3 Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Significant estimates reflected in the consolidated financial statements include, but are not limited to, revenue recognition, purchase price allocation of its acquisitions, estimated useful lives of long-lived assets, future cash flows associated with impairment testing of goodwill and other long-lived assets, allowance for doubtful accounts, valuation allowance on deferred tax assets, fair value of fixed rate investments, and fair value of share options. Changes in facts and circumstances may result in revised estimates. Actual results could differ from these estimates.

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2011
Summary of significant accounting policies

4 Summary of significant accounting policies

(a) Cash equivalents and restricted cash

The Group considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are composed primarily of time deposits and investments in money market accounts that are stated at cost, plus accrued interest, which approximates fair value.

Cash that is legally restricted for withdrawal or use is recorded as restricted cash.

(b) Short-term investments

Short-term investments comprise time deposits with original maturity terms of more than three months but due within one year and marketable equity securities. The marketable securities are classified as available-for-sale and carried at estimated fair value with unrealized gains or losses recorded as a component of accumulated other comprehensive income in shareholders’ equity. Realized gains or losses are recognized in the statement of operations during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other than temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss. The new cost basis will not be changed for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment and consideration of various factors including the severity and duration of the impairment, anticipated recovery, financial condition and near-term prospects of the investee, and our ability and intent to hold that security until the anticipated recovery in value occurs. Subsequent increases and decreases in the fair value of available-for-sale investments are included in comprehensive income except for an other-than-temporary impairment, which is recognized in the statement of operations.

The Company invests in marketable equity securities with the intent to make such funds readily available for operating or acquisition purposes and, accordingly, classifies them as short-term investments. Management determines the appropriate classification of its short-term investments and re-evaluates such determination at each balance sheet date.

The carrying values of time deposits approximate fair value because of their short maturities. The Company determines the fair value of marketable equity securities using quoted market prices.

(c) Accounts receivable

Accounts receivable is recorded at net realizable value, which includes an allowance for estimated uncollectible accounts to reflect any loss anticipated on the accounts receivable balances and charged to the provision for doubtful accounts. An allowance for doubtful accounts is provided based on an aging analysis of accounts receivable balances, historical bad debt rates, repayment patterns, customer credit worthiness and industry trend analysis. The Group also makes a specific allowance if there is strong evidence showing that the receivable is not likely to be recoverable. An account receivable is written off after all collection efforts have ceased.

(d) Prepaid minimum guarantees

The Group is required to pay nonrefundable minimum guarantees to movie studios in order to obtain the exclusive licensing rights (in Singapore and Malaysia) to distribute various feature films and television series. The amounts paid are recorded as prepaid minimum guarantees on the consolidated balance sheet and subsequently charged to expense in accordance with the expected useful life of the license, which typically has a term of one to two years. If all or a portion of the minimum guarantee subsequently appears not to be recoverable through future use of the rights obtained under the license, the nonrecoverable portion shall be charged to expense.

(e) Inventories

Inventories are stated at the lower of cost or market. Cost is calculated using a weighted-average cost formula and comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. For the years ended December 31, 2010 and 2011, the Group recorded a provision for stock obsolescence of $51,725 and $83,758 respectively. Inventory held at consignment locations is included in finished goods inventory as the Group retains full title and rights to the product.

(f) Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Property and equipment are depreciated over their estimated useful lives on a straight-line basis. The estimated useful lives are as follows:

Office equipment	1-3 years
Computer hardware and other equipment	3-5 years
Motor vehicles	7-10 years
Leasehold improvements	the shorter of their estimated useful lives or the lease term
Buildings	45 years

Expenditures for repairs and maintenance are expensed as incurred. The gain or loss on disposal of property and equipment, if any, is the difference between the net sales proceeds and the carrying amount of the relevant assets, and is recognized in the statement of operations and comprehensive income.

(g) Intangible assets

The Company applies the criteria specified in ASC 805 (“ASC 805”), “Business Combinations,” to determine whether an intangible asset should be recognized separately from goodwill. Intangible assets acquired through business acquisitions are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criteria. Under ASC 350, intangible assets with definite lives are amortized using the straight-line method over their respective estimated useful life. Intangible assets arising from business acquisitions are recognized and measured at fair value upon acquisition. Intangible assets are amortized over their estimated useful lives as follows:

Technology	1 - 5 years
VAS short codes licensed to PT Linktone	25 years
Customer base	1 - 4 years
Licenses	1 - 4 years
Partnership and non-compete agreements	1 - 5 years
Domain names	1 - 4 years
Software	1 – 10 years

(h) Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable net assets acquired in a business combination. Under ASC 350, goodwill and certain other intangible assets deemed to have indefinite useful lives are not amortized but are tested for impairment annually, or more frequently if events or changes in circumstances indicate potential impairment. In December of each year, the Company tests impairment of goodwill at the reporting unit level, and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit.

The provisions of ASC 350 require that a two-step test be performed to assess goodwill for impairment. In the first step, an estimate of the fair value of the reporting unit is performed using expected future discounted cash flows and estimated terminal values. If the net book value of the reporting unit exceeds its fair value, the second step of the impairment test is performed, which requires allocation of the reporting unit’s fair value of all of its assets and liabilities in a manner similar to a purchase price allocation, with any residual fair value being allocated to goodwill. The implied fair value of the goodwill is then compared to the carrying value to determine impairment, if any. In December 2009, an impairment charge of $2.5 million was recorded against goodwill assigned to the PC game reporting unit. No impairment of goodwill was recorded in 2010 and 2011.

The Company performed its annual goodwill impairment test as of December 31, 2011, and did not incur any impairment charge. The Company will continue to monitor the relationship of fair value to the recorded value of its consolidated net assets as economic events and changes occur, and it may perform interim impairment tests in the future. If future results are not consistent with its assumptions and estimates, the Company may be required to record impairment charges at a later date, which could materially and adversely affect our financial results.

(i) Impairment of long-lived assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360-10-15, “Impairment or Disposal of Long-Lived Assets.” The Company assesses the recoverability of its long-lived assets by comparing the carrying amount to the estimated future undiscounted cash flows associated with the related assets. The Company recognizes impairment of long-lived assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets. The Company uses estimates and judgments in its impairment tests and, if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different. No impairment of long-lived assets was recorded in 2009, 2010 or 2011.

(j) Leases

The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement at inception date, whether fulfillment of the arrangement is dependent on the use of a specific asset or assets or the arrangement conveys a right to use the asset, even if that right is not explicitly specified in an arrangement.

Finance leases that transfer to the Group substantially all the risks and benefits incidental to ownership of the leased item, are capitalized at the commencement of the lease at the fair value of the leased property or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognized in finance costs in the income statement.

A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.

Operating lease payments are recognized as an operating expense in the income statement on a straight-line basis over the lease term.

(k) Revenue recognition

The Group recognizes revenues in the period in which the services are performed or the goods are delivered, provided that persuasive evidence of a contractual arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

China VAS, mobile game & PC game

The Group’s revenues in the PRC are mainly derived from entertainment-oriented telecom value-added services, including Short Messaging Services (“SMS”), Multimedia Messaging Services (“MMS”), Wireless Application Protocol (“WAP”), JavaTM (“Java games”), Interactive Voice Response Services (“IVR”) and Ring Back (“RB”) services to phone users through various subsidiaries of China Mobile Communications Corporation (“China Mobile”), China United Communications Corporation (“China Unicom”), China Telecom Corporation (“China Telecom”) and China Netcom Corporation. Following the restructuring in the Chinese telecommunications industry initiated by the relevant PRC government authorities in May 2008, the previously existing operators have been consolidated into three new operators, namely China Mobile, China Unicom and China Telecom (collectively, the “Operators”), which can offer both mobile and fixed line services. Fees for these services are charged on a per message basis or on a monthly subscription basis, and vary according to the type of products and services delivered. The Group’s China VAS services are provided through codes the Group owns, known as “Access Codes” or “Short Codes”, which are special telephone numbers shorter than full telephone numbers widely used for value-added services, such as television program voting, ringtone ordering, charity donations and mobile services.

The Group contracts with the Operators for the transmission of telecom value-added services as well as for billing and collection services. The Group measures its revenues based on the total amount paid by its customers, for which the Operators bill and collect on the Group’s behalf. For this billing and collection service, the Operators retain a fixed percentage fee, which is reflected as a cost of revenue in the financial statements. In addition, for SMS and MMS services, the Operators charge the Group a network usage fee based on a fixed per message rate multiplied by the excess of messages sent over messages received. These network usage fees are likewise retained by the Operators, and are reflected as a cost of revenue in the financial statements. Network usage fees charged to the Group are reduced for messages received by the Group as the Operators separately charge the senders a fee for these transmissions. The Group has assessed its relationship with the Operators and the terms of the fee arrangements under ASC 605-45 (“ASC 605-45”), “Principal Agent Considerations,” and has concluded that reporting the gross amount billed to its customer is appropriate based on the following factors:

•	The Group’s ability to adjust the cost of revenue by adjusting the design or marketing of the services;

•	The Group’s ability to control the content of services and suppliers of that content as long as it does not violate applicable PRC law or the relevant policies of the Operators;

•	The Group’s assumption of all related legal and commercial risks arising from the content and services provided;

•	The Group’s assumption of risk of non-payment by customers; and

•	The Group’s ability to determine prices within ranges prescribed by the Operators.

A substantial portion of the Group’s revenue from the PRC is recorded based on monthly statements received from provincial- level subsidiaries of the Operators. In certain instances, when a statement is not received within a reasonable period of time, the Group is required to make an estimate of the revenues and cost of revenue earned during the period covered by the statement. On a quarterly basis, the Group estimates a portion of its revenues using internally generated transmission data and various other assumptions the Group has developed based on historical experience, that are believed to be reasonable under the circumstances. For the years ended December 31, 2009, 2010, and 2011, 1.0%, 1.6% and 3.3% , respectively, of the Group’s revenues were based on management’s estimate.

The Group licenses content from independent content providers. Certain of these agreements determine the fees payable for content based on a percentage of revenues of the Group generated from the use of the content. The Group records its revenues inclusive of fees to be paid to content providers as the Group acts as the principal in these arrangements. The fees paid to content providers are recorded in cost of revenue.

The Group’s mobile game service revenue is primarily derived from providing downloadable mobile games products to mobile game operators. The Group contracts with mobile game operators who in turn provide a platform for users to download the Group’s mobile games. The Group earns a fixed fee on a per download basis based on monthly or quarterly statements from the mobile game operators.

The Group currently provides its PC game services through its subsidiaries, Brilliant, Wang You, and its VIE, Yuan Hang. The Group receives subscription fees from distributors for the sales of game cards, in either physical or virtual form, with a certain number of game points incorporated in the cards. The corresponding revenue is recognized as the game points are consumed by game players in games. Any sold game cards which are not activated by users and activated points which are not consumed in games constitute deferred revenue. Any game points held by players who are considered to be inactive are deemed consumed and recognized in revenue. The costs of PC game services include the cost of producing the game cards and bandwidth and server leasing charges.

Indonesian VAS

The Group’s revenues in Indonesia are derived from entertainment-oriented telecom value-added services to users of mobile telecommunications networks in Indonesia. The Group provides VAS services through agreements with Infokom, a related party, who in turn have cooperative arrangements with network operators in Indonesia as well as through agreements made directly with the operators in Indonesia. The Group assessed its relationship with Infokom and the network operators in Indonesia and the terms of the fee arrangements and determined that from the end users’ perspective, Infokom is responsible for fulfillment of the services for VAS services provided through Infokom. In addition, the Group also assessed its relationship with the network operators in Indonesia for VAS services provided through agreements made directly with the Indonesia operators under ASC 605-45, and concluded that reporting the net amount received from the Indonesia operators as revenue is appropriate based on consideration that the operators bear a significant portion of the credit risk and have the latitude to establish the prices.

A substantial portion of the Group’s revenue from Indonesia is recorded based on monthly statements received from Infokom. In certain instances, when a statement is not received within a reasonable period of time, the Group is required to make an estimate of the revenues and cost of revenue earned during the period covered by the statement. On a quarterly basis, the Group estimates a portion of its revenues using internally generated transmission data and various other assumptions the Group has developed, that are believed to be reasonable under the circumstances. For the years ended December 31, 2010 and 2011, an immaterial amount of the Group’s revenues from Indonesia was based on management’s estimate.

Media contents

The Group’s media sales arrangements are evidenced by individual sales agreements. The prices are stated in the agreements and not subject to adjustment. The Group recognizes revenue from the sale of goods when the risk of loss and title has been transferred to the customer, which usually occurs at the time shipment is made (i.e., destination point). For consignment sales, revenue is recognized when the Group receives notification that the goods have been sold by their customers.

(l) Income and other taxes

The Group accounts for income taxes pursuant to ASC 740-10, “Income Taxes — Overall,” which requires the liability approach for financial accounting and reporting for income taxes. Under this approach, deferred taxes are provided for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years when the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities reverse. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of, the deferred tax asset will not be realized.

The Group applies ASC 740-10, which provides guidance on the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. Interest and penalties related to uncertain income tax liabilities, if and when required, are classified as income tax expense.

PRC

The Group is also subject to business taxes of 3-9% on the provision of taxable services, which include services provided to customers and, in certain instances, consultancy services provided by certain subsidiaries to the VIEs. The related business taxes paid for the services provided to customers and consultancy services are recognized as a reduction of revenues and in operating expenses, respectively.

Huitong and Linktone internet charge software license fees to the VIEs that are subject to value-added tax (“VAT”) at 17%. The Group is entitled to a tax refund equivalent to the portion of VAT expense in excess of 3%. The 3% portion of VAT expense is recognized as sales tax.

Singapore

Goods and services tax (“GST”) is a tax charged on the supply of goods and services made in Singapore and on the importation of goods into Singapore. The current rate for GST is 7%. A company must be GST-registered to collect GST if its annual turnover exceeds SGD 1 million from the sale of taxable goods and services. GST-registered companies may also claim back the GST incurred on their business purchases.

Indonesia

VAT is imposed on importers, providers of most goods and services, and users of intangible goods. The current VAT rate is 10%. The export of goods from Indonesia is zero-rated (i.e., subject to VAT at 0%).

(m) Advertising expenses

Advertising expenses generally represent the cost of promoting the Group’s products and services and are expensed as incurred. Advertising expenses totaled $3,575,313, $1,892,109 and $2,410,975 during the years ended December 31, 2009, 2010 and 2011 respectively.

(n) Stock-based compensation

The Group applies the provisions of ASC 718 for share-based employee compensation arrangements. The guidance requires the measurement of the cost of employee services received in exchange for an award of equity instruments (such as employee stock options) at the fair value on the grant date. That cost will be recognized on a straight-line basis over the period during which an employee is required to provide services in exchange for the award (the requisite service period). The Group calculates the fair value of each option grant on the date of grant using the Black-Scholes option pricing model and recognizes the compensation costs, net of a forfeiture rate, on a straight-line basis over the requisite service period of the award.

The determination of fair value of awards on the grant date using an option pricing model requires a number of complex and subjective assumptions, including our expected share price volatility over the term of the awards, the expected exercise behavior of our staff, and the expected dividend yield. The Group estimates the share price volatility based on the historical data. In the absence of sufficient historical data in the exercise behavior of our staff, the Group estimates for the short term using the simplified method which applies the mid-point of the life of the option and average vesting period.

In addition, the Group is required to estimate forfeitures at the time of grant and record share-based compensation expense only for those awards that are expected to vest. If actual forfeitures differ from those estimates, the Group may need to revise those estimates used in subsequent periods.

The assumptions and estimates used in calculating share-based compensation expense involve inherent uncertainties and the use of management judgment. Although the Group believes the assumptions and estimates made are reasonable and appropriate, changes in factors and assumptions could materially affect the results.

(o) Pensions and other post employment benefits

The Group participates in the national pension schemes as defined by the laws of the countries in which it has operations. Contributions to the schemes are recognized as an expense in the period in which the related service is performed. In particular, the Singapore companies in the Group make contributions to the Central Provident Fund scheme in Singapore, a defined contribution pension scheme. Full time employees of the Group in the PRC participate in a government mandated multi-employer defined contribution plan. The Group has no legal obligation for the benefits beyond the contributions in these 2 countries.

In Indonesia, one of the subsidiaries of the Group has a defined contribution pension plan covering substantially all of its eligible employees and an unfunded employee benefits liability in accordance with Indonesia’s Labor Law No. 13/2003 dated March 25, 2003 (the “Law”). The provision for the Law has been calculated by comparing the benefit that will be received by an employee at normal pension age from the pension plan with the benefit as stipulated under the Law after deduction of accumulated employee contributions and the related investment results. If the employer-funded portion of the pension plan benefit is less than the benefit as required by the Law, the Company will provide for such shortage.

The calculation of estimated liability of employees benefits is determined using the projected-unit-credit method. Actuarial gains and losses for defined benefit plans are recognized in full in the period in which they occur in other comprehensive income. Such actuarial gains and losses are also immediately recognized in retained earnings and are not reclassified to profit or loss in subsequent periods.

The Company also provides long-term employment benefit other than pension which are unfunded.

(p) Subsidy income

Local governments in some provinces in the PRC grant the Group subsidy income based on a certain percentage of business taxes and income taxes paid by the Group either on a monthly or annual basis. The Group records such local government subsidy income in other income upon receipt. Local government subsidy income totaled $382,836, $467,809 and $20,406 during the years ended December 31, 2009, 2010 and 2011, respectively.

(q) Comprehensive income/(loss)

Comprehensive income or loss is defined as the change in equity of the Group during a period from transactions and other events and circumstances, excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive income or loss of the Group includes cumulative foreign currency translation adjustments and unrealized gains or losses on short-term investments.

(r) Earnings per share

In accordance with ASC 260, “Earnings Per Share,” basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted earnings per share is calculated by dividing net income by the weighted-average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Diluted net income or loss per share for 2009 and 2010 excluded the potentially dilutive effect of 0.6 million and 0.3 million options to purchase ordinary shares, respectively, as their effect was anti-dilutive.

(s) Fair value of financial instruments

The Company applies ASC 820-10 (“ASC 820-10”), “Fair Value Measurements and Disclosures,” which clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows: observable inputs such as quoted prices in active markets (Level 1); inputs other than the quoted prices in active markets that are observable either directly or indirectly, or quoted prices in less active markets (Level 2); and unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions (Level 3). This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The carrying amount of the Group’s cash and cash equivalents, restricted cash, accounts receivable, loans receivable from related parties, deposits and other current assets, accounts payable, accrued liabilities and other payables approximate their fair value due to the short maturity of those instruments. The Group’s available-for-sale investments are carried at their fair value based on a market interest rate or quoted market price, being Level 1 of the fair value hierarchy, at the reporting date provided by the investment custodian.

(t) Segment reporting

The Group follows ASC 280 (“ASC 280”), “Segment Reporting,” for its segment reporting. The Group is organized into business units based on their different service offerings. The Group’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer, who reviews and evaluates separate sets of financial information for the Group’s operating segments for the purpose of making decisions regarding resource allocation and performance assessment. In 2009, the Group operated in two business segments, namely (i) China VAS & mobile game and (ii) PC game. In 2010, the Group operated in four business segments, namely (i) China VAS & mobile game, (ii) Indonesia VAS, (iii) Media content, and (iv) PC game. In 2011, in line with the business growth, the Group’s CODM reviews results of China VAS, mobile game and PC game as a single business unit, instead of two separate units, when making decisions about allocating resources and assessing performance of the Group. The three business segments are namely (i) China VAS, mobile game & PC game, (ii) Indonesia VAS and (iii) Media content. The reported segment information for 2009 and 2010 has been retrospectively adjusted in order to conform to the change in segment presentation in 2011.

(u) Comparative information

Certain items in prior years’ consolidated financial statements have been reclassified to conform to the current period’s presentation to facilitate comparison.

(v) Recent accounting pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011- 11, Disclosures about Offsetting Assets and Liabilities. The revised guidance specifies that an entity should disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The revised guidance affects all entities that have financial instruments and derivative instruments. The revised guidance is effective for interim or annual periods beginning after January 1, 2013. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

In September 2011, the FASB issued ASU No. 2011- 08, Testing of Goodwill for Impairment. The revised guidance specifies that an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. The revised guidance is effective to both public and nonpublic entities that have goodwill reported in their financial statements during interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

In June 2011, the FASB issued ASU No. 2011- 05, Presentation of Comprehensive Income. The new guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. Instead, an entity will be required to present either a continuous statement of net income and other comprehensive income or in two separate but consecutive statements. The new guidance will be effective for the Company beginning January 1, 2012.

In May 2011, the FASB issued ASU No. 2011- 04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and IFRS. The new guidance limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts. Additionally, the new guidance expands the disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs. The new guidance will be effective for the Company beginning January 1, 2012. Other than requiring additional disclosures, the Company does not anticipate any material impact on its consolidated financial statements upon adoption.

Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations

5 Discontinued operations

The Group discontinued its television advertising operations by terminating its partnership agreements with CYL in association with QTV in July 2008 and TJSTV in September 2008. The terminations were in line with the Group’s decision to streamline its operations and return its focus on profitable business segments. As a result of the above terminations, the television advertising business was accounted for as a discontinued operation. Accordingly, the results of the advertising business have been classified as discontinued operations in the consolidated statements of operations and comprehensive income.

	Year ended December 31,
	2009	2010	2011
	$	$	$
Gross revenues	—	—	—
Sales tax	—	—	—
Cost of revenue	—	—	—

Gross loss	—	—	—
Operating income	596,551	315,256	—
Provision for impairment	—	—	—

Net income from discontinued operations before tax	596,551	315,256	—
Tax benefit	—	—	—

Net income from discontinued operations	596,551	315,256	—

At the discontinuance of the advertising operations, the Group performed a specific review on all the assets and liabilities related to the advertising segment, and provided an allowance for doubtful accounts and impaired other receivables, intangible assets and other long-term assets. All fixed assets previously used by the advertising operations, such as office equipment and computers, were either transferred to other reporting units or disposed of as of the end of 2008. Certain liabilities of $361,307 were assumed by CYL.

In 2009, the Company received cash of $103,266 from a customer for sales of an advertising time slot run on a revenue-share basis. As the revenue-share amount could not be determined due to lack of available information, the revenue was only recorded upon receipt of cash during the second half of 2009. The Company also adjusted its allowance for doubtful accounts by $389,323 due to cash collected from customers and for its payables by $161,219 due to a reduction in the payable finalized with its suppliers. These adjustments totaling $653,808 recorded in operating income were offset against operating expenses of $57,257.

In 2010, the Company reduced its payables by $315,256 after reaching an agreement with its suppliers whereby the suppliers agreed to waive balances owing to them. Such amount was recorded in operating income.

The following table presents the Group’s advertising business assets and liabilities:

	As of December 31,
	2010	2011
	$	$
Assets	—	—

Total assets of discontinued operations	—	—

Liabilities:
Account payable, accrued liabilities and other payables	160,643	160,643
Taxes payable	92,784	92,784

Total liabilities of discontinued operations	253,427	253,427

There are no carrying values of assets of the discontinued operations as the accounts receivable of $291,812 and nil as of December 31, 2010 and 2011, respectively, have been fully reserved. There is no discontinued operation in 2011.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations

6 Business Combinations

The Group accounts for business combinations using the purchase method of accounting. This method requires that the acquisition cost be allocated to the assets, including separately identifiable tangible and intangible assets, and liabilities the Group has acquired based on their estimated fair values. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities with the assistance of independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. If different judgments or assumptions were used, the amounts assigned to the individual assets acquired or liabilities assumed could be materially affected.

(a) Acquisition of Letang

On January 13, 2010, Wei Lan, a VIE of the Group, completed the acquisition of a 50.01% interest in Letang, a private Chinese company specializing in the development of mobile games, for total consideration of RMB46.5 million ($6.8 million). As a result of the acquisition, Letang became a subsidiary of Wei Lan. The primary purpose of the acquisition was to strengthen the Company’s mobile games portfolio and development capabilities.

Purchase consideration

2010
$
Cash consideration (Note (a))	3,295,115
Contingent consideration in cash (Note (b))	3,514,836

Total fair value of purchase price consideration	6,809,951

Details on the purchase consideration are as follows:

(a)	The cash consideration was paid in January 2010.

(b)	The contingent consideration payable in cash is determined based on the achievement by Letang of certain net income targets in accordance with the sales and purchase agreement for the 15-month period ended March 31, 2011 and the following 12-month period ending March 31, 2012. The above contingent consideration amounts are derived from the Company’s assessment of whether Letang will meet the certain contractually stipulated targets and the fair value is determined using the income approach through application of the discounted cash flow method. In June 2011, the Group paid RMB13.8 million ($2.1 million) as Letang met its contractually stipulated target for period January 1, 2010 to March 31, 2011. The remaining payable of RMB10.2 million ($1.6 million) was reversed in 2011, as the Group assessed that the stipulated target for period April 1, 2011 to March 31, 2012 will likely not be met.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as the date of acquisition:

2010
$
Cash	713,576
Other current assets	69,124
Fixed assets	77,326
Intangible assets	2,420,843

Total assets acquired	3,280,869

Deferred tax liabilities	283,063

Total liabilities assumed	283,063

Net assets acquired	2,997,806

Aggregate of:
Purchase consideration	6,809,951
Non-controlling interest	5,377,698

Total	12,187,649

Goodwill (Note 17)	9,189,843

The Group has completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, the fair value of non-controlling interest, and the amount of goodwill recognized as of the acquisition date. The fair values of the assets acquired and liabilities assumed were determined using the income approach.

The unaudited pro forma consolidated financial information which reflects the Group’s consolidated results of operations as if the acquisition had occurred at the beginning of 2010 was not prepared due to the impracticability of estimating such impact.

(b) Acquisition of InnoForm

On March 16, 2010, the Group entered into a purchase agreement to acquire 50% of the share capital of InnoForm, a Singapore corporation specializing in the development, distribution and licensing of edutainment and entertainment products, mainly in Singapore and Malaysia. Under the terms of the agreement, the Group paid SGD 6.5 million (or $4.7 million) in cash for the transaction. On the same day, MNC International Middle East Limited (“MIMEL”), a United Arab Emirates (“UAE”) corporation, which is a subsidiary of MNC, acquired 25% of the share capital of InnoForm. The Group obtained control of InnoForm through direct voting interests and majority representation on the board of directors of InnoForm. The purpose of the acquisition was in line with the Company’s expansion strategy in the region and to enhance the Group’s content portfolio with InnoForm’s product and service offerings.

The purchase price allocation is as follows:

2010
$
Cash	1,597,420
Accounts receivable	3,328,785
Inventory	2,086,848
Other current assets	4,931,419
Fixed assets	3,143,274
Intangible assets	3,288,080
Other non-current assets	1,174,859

Total assets acquired	19,550,685

Current liabilities	12,577,366

Total liabilities assumed	12,577,366

Net assets acquired	6,973,319

Aggregate of:
Purchase consideration	4,737,880
Non-controlling interest	4,596,097

Total	9,333,977

Goodwill (Note 17)	2,360,658

On June 30, 2010, the Company subscribed for 1,002,308 shares newly issued by InnoForm for consideration of SGD 13.0 million (or $9.3 million). After the subscription, the Company’s interest in InnoForm increased to 75% and the increase in ownership was accounted for as an equity transaction. As a result of the transaction, the difference of SGD 684,119 (or $498,655) between the consideration paid by the Company and the adjustment to the carrying amount of the non-controlling interest was recognized as additional paid-in capital.

The Group has completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, the fair value of non-controlling interests, and the amount of goodwill recognized as of the acquisition date. The fair values of the assets acquired and liabilities assumed were determined using the income approach.

The unaudited pro forma consolidated financial information which reflects the Group’s consolidated results of operations as if the acquisition had occurred at the beginning of 2010 was not prepared due to the impracticability of estimating such impact.

(c) Acquisition of PT Linktone

On June 10, 2010, the Company purchased a mandatory convertible bond (“MCB”) issued by PT Inti Idaman Nusantara (“IDN,” subsequently renamed PT Linktone) from the MCB seller, Starlight Ltd. (“Starlight”), a UAE Company and the MCB holder of IDN, for total consideration of $13.2 million. The MCB is interest free. On September 1, 2010, the Company converted the MCB and became a 51% interest holder of PT Linktone. As a result, PT Linktone became a consolidated subsidiary of the Company. According to the MCB purchase agreements, the Company paid $8.6 million, or 65% of the total consideration, in cash upon the transaction closing date on June 10, 2010, and paid the remaining $4.6 million, or 35% of the consideration, in August 2011.

The purchase price allocation is as follows:

2010
$
Cash	360,164
Accounts receivable	3,233,488
Other current assets	801,933
Fixed assets	383,964
Intangible assets	7,062,668

Total assets acquired	11,842,217

Current liabilities	3,207,944
Deferred tax liabilities	1,765,667
Non-current liabilities	47,405

Total liabilities assumed	5,021,016

Net assets acquired	6,821,201

Aggregate of:
Purchase consideration	13,168,568
Non-controlling interest	10,501,275

Total	23,669,843

Goodwill (Note 17)	16,848,642

The Group has completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, the fair value of non-controlling interests, and the amount of goodwill recognized as of the acquisition date. The fair values of the assets acquired and liabilities assumed were determined using the income approach.

The unaudited pro forma consolidated financial information which reflects the Group’s consolidated results of operations as if the acquisition had occurred at the beginning of 2010 and 2009 was not prepared due to the impracticability of estimating such impact.

(d) Acquisition of GLD Investment Pte Ltd

On June 30, 2010, InnoForm acquired a 90% interest in GLD Investment Pte Ltd (“GLD”) from PT Global Land Development TBK (“PTGLD”) for cash consideration of SGD 90,000 ($65,601), and simultaneously subscribed for 686,470 shares newly issued by GLD for cash consideration of SGD 12.94 million ($9.3 million). As a result, InnoForm became a 98.7% interest holder of GLD after the transactions. Prior to the acquisition, 10% of GLD’s equity interest was owned by the chairman of the board of directors and CEO of the Company, and the remaining 90% equity interest was owned by PTGLD, a company owned by the management of PT Bhakti Investama TBK, intermediate holding company of MNC.

The purchase price allocation is set out below:

2010
$
Cash	9,294,802
Receivables	37,864
Building	9,438,328
Payables and accruals	(68,012)
Related-party borrowings	(9,252,532)
Non-controlling interest	(139,212)

Purchase consideration	9,311,238

Cash and cash equivalents	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents

7 Cash and cash equivalents

	As of December 31,
	2010	2011
	$	$
Cash	38,116,101	24,775,703
Investment in money market accounts	5,188,172	1,430
Time deposits	15,571,126	16,144,685

Total	58,875,399	40,921,818

Interest income earned from the above cash and cash equivalents amounted to $541,419, $1,012,497 and $2,547,963 for the years ended December 31, 2009 and 2010 and 2011, respectively.

Restricted cash	12 Months Ended
Dec. 31, 2011
Restricted cash

8 Restricted cash

As of December 31, 2011, restricted cash amounting to $603,088 (2010: $573,784) relates to cash that was temporarily frozen by a local court of justice for withdrawal or use. On April 30, 2010, Sichuan Province Yangzhou Information Industry Co., Ltd. (“Yangzhou,” the plaintiff) filed two lawsuits against Unilink, a VIE, and Linktone Internet, a subsidiary, alleging that Unilink had breached the wireless value-added service cooperation agreement entered into between Yangzhou and Unilink on June 30, 2008, which resulted in alleged economic losses suffered by the plaintiff. Linktone Internet, as guarantor of Unilink, is jointly liable in the lawsuits. Based on the plaintiff’s application, the local court of justice temporarily froze cash of RMB3.8 million ($603,088) for the purpose of ensuring enforcement of potential judgments in the lawsuits if decided against Unilink and Linktone Internet.

Short-term investments	12 Months Ended
Dec. 31, 2011
Short-term investments

9 Short-term investments

	As of December 31,
	2010	2011
	$	$
Available-for-sale investments:
— Secured notes, at market value	19,800,000	—
— Privately managed fund, at market value	6,001,850	—
— Publicly traded securities, at market value	—	38,434,951

	25,801,850	38,434,951
Time deposits	8,008,063	18,150,007

Total	33,809,913	56,584,958

On December 20, 2010, the Group purchased secured notes issued by Aerospace Satellite Corporation Holding (“Aerospace Satellite”), a wholly owned subsidiary of PT MNC Sky Vision (“Sky Vision”), for $20 million. The secured notes are traded on Singapore Exchange Ltd., due November 16, 2015, bear interest at a rate of 12.75% per annum, and payable semi-annually in arrears. The secured notes are guaranteed by Sky Vision, a sister company of MNC. The Group sold the notes in 2011 and realized a gain of $1,110,646, of which $200,000 loss was reclassified out of accumulated other comprehensive income into earnings on a specific identification basis.

The Group also held an investment in a privately managed fund, which in turn invests in other marketable equity securities. Based on the quoted market price of the marketable equity securities in the fund, the fair value of the fund was $6,001,850 as of December 31, 2010. Net unrealized gain on available-for-sale investments included in other comprehensive income amounted to $437,250 and $1,939,473 for the years ended December 31, 2009 and 2010, respectively.

The Group sold the investment in the fund in May 2011 for $7,278,924 and realized a gain of $3,852,227, of which $2,576,723 was reclassified out of accumulated other comprehensive income into earnings on a specific identification basis.

In 2011, the Group purchased 357 million common shares of PT Global Mediacom TBK., through the open market, at an average price of IDR826 ($0.095) per share. Net unrealized gain of available-for-sale investment included in other comprehensive income amounted to $4,453,157 for the year ended December 31, 2011.

As of December 31, 2010 and 2011, all time deposits have original maturity terms more than three months and are due within one year.

Fair value measurement	12 Months Ended
Dec. 31, 2011
Fair value measurement

10 Fair value measurement

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Assets and liabilities measured at fair value on a recurring basis

In accordance with ASC 820-10, the Group measures cash equivalents, short-term investments, including fixed-rate investments and available-for-sale investments, non current assets held for sale, as well as contingent consideration payable in connection with the Letang acquisition at fair value. Cash equivalents and available-for-sale investments are valued using quoted market prices. The fair value of the Group’s fixed-rate investments are determined based on a discounted cash flow model with market interest rates as discount curve and fair value of leasehold property held for sale is based on independent valuer report. The fair value of the Group’s contingent consideration payable in connection with Letang acquisition is determined using the income approach through application of the discounted cash flow method.

Asset and liabilities measured at fair value on a recurring basis are summarized below:

	Fair value at December 31, 2010
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Fair value at December 31, 2010
	$	$	$	$
Cash equivalents:
Time deposits	15,571,126	—	—	15,571,126
Money market fund	5,188,172	—	—	5,188,172
Short-term investments:
Fixed rate investments	—	8,008,063	—	8,008,063
Available-for-sale investments	25,801,850	—	—	25,801,850
Non-current assets held for sale:
Leasehold property held for sale	—	819,578	—	819,578
Accounts payable, accrued liabilities and other payables:
Contingent consideration payable in connection with Letang acquisition	—	—	3,623,899	3,623,899
Short-term loans:
Bank Overdrafts	—	1,191,671	—	1,191,671
Revolving term loans	—	1,441,520	—	1,441,520
Term loan facility	—	520,506	—	520,506
Long-term loan:
Term loan facility	—	1,037,894	—	1,037,894

	46,561,148	13,019,232	3,623,899	63,204,279

	Fair value at December 31, 2011
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Fair value at December 31, 2011
	$	$	$	$
Cash equivalents:
Time deposits	16,144,685	—	—	16,144,685
Money market fund	1,430	—	—	1,430
Short-term investments:
Fixed rate investments	—	18,150,007	—	18,150,007
Available-for-sale investments	38,434,951	—	—	38,434,951
Non-current assets held for sale:
Leasehold property held for sale	—	814,878	—	814,878
Short-term loans:
Bank Overdrafts	—	1,876,430	—	1,876,430
Revolving term loans	—	2,389,790	—	2,389,790
Term loan facility		514,961		514,961
Long-term loan:
Term loan facility	—	511,878	—	511,878

	54,581,066	24,257,944	—	78,839,010

The following table presents a reconciliation for the Group’s liabilities measured and recorded at fair value on a recurring basis, using significant unobservable inputs (Level 3) for the year ended December 31, 2011:

Significant unobservable inputs (Level 3)
$
Fair value at January 1, 2011	3,623,899
Contingent consideration payable in connection with Letang acquisition paid during the year	(2,132,394)
Reversal of contingent consideration in connection with Letang acquisition during the year (Note 6a)	(1,618,816)
Translation difference	127,311

Fair value at December 31, 2011	—

Assets and liabilities measured at fair value on a nonrecurring basis

The Group measures certain financial assets at fair value on a nonrecurring basis only if an impairment charge were to be recognized. The Group’s non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired. For the years ended December 31, 2009, 2010 and 2011, the Group recognized impairment loss on goodwill of $2,500,000, nil and nil, with a charge to earnings, based on the fair value measurement (Level 3) on a non-recurring basis. The fair value was determined using a discounted cash flow model under the income approach based on future revenues and operating costs, using internal projections.

Accounts receivable, net	12 Months Ended
Dec. 31, 2011
Accounts receivable, net

11 Accounts receivable, net

	As of December 31,
	2010	2011
	$	$
Account receivable	17,737,019	19,135,478
Less: Allowance for doubtful receivables	(2,245,540)	(2,086,695)

	15,491,479	17,048,783

Movement in allowance for doubtful receivables:
Balance at beginning of year	(2,126,946)	(2,245,540)
Write-off against provision	—	36,605
Write back of provision	—	266,405
Additional provision	(118,594)	(144,165)

Balance at the end of year	(2,245,540)	(2,086,695)

Gross accounts receivable includes those of discontinued operations of $291,812 (allowance of $291,812) as of December 31, 2010 and 2011.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories

12 Inventories

	As of December 31,
	2010	2011
	$	$
Raw materials	263,318	308,440
Finished goods	2,093,123	1,657,067

	2,356,441	1,965,507
Allowance for inventory obsolescence	(51,725)	(83,758)

	2,304,716	1,881,749

Movement in allowance for inventory obsolescence:
Balance at beginning of year	—	(51,725)
Additional provision	(51,725)	(39,120)
Translation difference	—	7,087

Balance at the end of year	(51,725)	(83,758)

The Group had $306,609 and $212,500 of inventory held at consignment locations which are included in finished goods as of December 31, 2010 and December 31, 2011, respectively.

Deposits and other current assets	12 Months Ended
Dec. 31, 2011
Deposits and other current assets

13 Deposits and other current assets

	As of December 31,
	2010	2011
	$	$
Prepaid minimum guarantees	2,837,186	1,552,425
Rental and other deposits	715,340	1,523,358
Staff advances	323,794	386,310
Prepayments to VAS advertising, content and other suppliers	1,954,469	2,284,462
Interest income receivable from non-related parties	—	7,629
Interest income receivable from short-term investments	318,750	—
Unbilled receivables	—	499,084
Others	527,113	270,082

	6,676,652	6,523,350
Less: Allowance for doubtful receivables	(92,406)	(820,624)

	6,584,246	5,702,726

Movement in allowance for doubtful receivables:
Balance at beginning of year	(240,141)	(92,406)
Write-off against provision	147,735	—
Additional provision	—	(728,218)

Balance at the end of year	(92,406)	(820,624)

Property and equipment, net	12 Months Ended
Dec. 31, 2011
Property and equipment, net

14 Property and equipment, net

	As of December 31,
	2010	2011
	$	$
Cost
Buildings	10,285,440	10,175,880
Computer hardware and other equipment	4,566,458	4,694,360
Office equipment	1,474,458	1,689,664
Leasehold improvements	1,408,602	1,426,775
Motor vehicles	378,189	311,155

	18,113,147	18,297,834
Less: Accumulated depreciation	(6,316,757)	(7,102,402)

	11,796,390	11,195,432

During the years ended December 31, 2009, 2010 and 2011, the depreciation charges amounted to $556,239, $721,451 and $815,532, respectively.

The Group incurred losses of $41,964, $12,828 and gain of $16,012 from disposal of property and equipment during the years ended December 31, 2009, 2010 and 2011 respectively. The Group wrote off $43,707 of property and equipment in 2011.

Non-current assets held for sale	12 Months Ended
Dec. 31, 2011
Non-current assets held for sale

15 Non-current assets held for sale

	As of December 31,
	2010	2011
	$	$
Cost
Leasehold property — held for sale	819,578	814,878

In 2010, a leasehold property owned by InnoForm was put up for sale as it was unutilized. In 2011, the leasehold property was not sold due to weak property prices for commercial properties in Singapore. As of December 31, 2011, there was no change in management’s intention to sell the leasehold property, and InnoForm will continue to market the property for sale.

Intangible assets, net	12 Months Ended
Dec. 31, 2011
Intangible assets, net

16 Intangible assets, net

The following table summarizes intangible assets, net:

	As of December 31,
	2010	2011
	$	$
Cost
Technology	2,559,208	2,559,208
Customer base	171,523	171,523
Licenses	525,671	525,671
Partnership and non-compete agreements	7,451,997	7,413,817
Domain names	82,347	82,347
VAS Short Codes licensed to PT Linktone	7,062,653	7,062,653
Software	183,064	353,202

	18,036,463	18,168,421

Accumulated amortization
Technology	(1,944,327)	(2,099,345)
Customer base	(99,761)	(171,522)
Licenses	(523,714)	(525,671)
Partnership and non-compete agreements	(3,659,766)	(5,144,731)
Domain names	(82,347)	(82,347)
VAS Short Codes licensed to PT Linktone	(88,789)	(371,295)
Software	(91,532)	(247,602)

	(6,490,236)	(8,642,513)

Acquired intangible assets, net	11,546,227	9,525,908

The weighted average amortization period for intangible assets with definite lives by major categories are as followed:

Technology	3.6 years
Customer base	1.8 years
Licenses	2.0 years
Partnership and non-compete agreements	3.0 years
Domain names	4.0 years
VAS Short Codes licensed to PT Linktone	25.0 years
Software	5.3 years

During the years ended December 31, 2009, 2010 and 2011, the aggregate amortization charges amounted to $65,199, $1,550,691 and $2,152,750 respectively.

The estimated amortization expense for each of the succeeding five years is as follows:

$
2012	1,984,528
2013	1,061,574
2014	631,406
2015	300,076
2016	300,076

4,277,660

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill

17 Goodwill

The following table summarizes the activity in the balance of goodwill during the years ended December 31, 2010 and 2011 by reporting units:

	2010
	China VAS & mobile game	Indonesia VAS	Media content	PC game		Total
	$	$	$	$		$
Balance at beginning of year	8,550,715	—	—	3,533,497	(1)	12,084,212
Goodwill recognized from acquisitions	9,189,843	16,848,642	2,360,658	—		28,399,143
Goodwill impairment	—	—	—	—		—

Balance at end of year	17,740,558	16,848,642	2,360,658	3,533,497		40,483,355

	2011
	China VAS & mobile game	Indonesia VAS	Media content	PC game		Total
	$	$	$	$		$
Beginning and ending balance at end of year	17,740,558	16,848,642	2,360,658	3,533,497		40,483,355

(1)	Net of impairment of $2,500,000.

As of December 31, 2011, the Company performed impairment tests on goodwill assigned to each reporting unit in a two-step process. The Company determined the fair value of the reporting units using the income approach based on the discounted expected future cash flows associated with these units. The discounted cash flows for each reporting unit were based on five-year projections using compound annual growth rates of 42%, 26%, 23% and 22% for China VAS & mobile game, Indonesia VAS, PC game and Media content reporting units, respectively (2010: 15%, 47%, 7% and 28% for China VAS & mobile game, Indonesia VAS, PC game and Media content reporting units). Cash flow projections were based on past experience, actual operating results and management’s best estimates about future developments as well as certain market assumptions. Cash flows after the fifth year were estimated using a terminal value calculation, which adopted terminal value growth rates of 5% for China VAS & mobile game, Indonesia VAS and PC game and 1.5% for Media content reporting units (2010: 4% for Indonesia VAS and 3% for China VAS & mobile game, PC game and Media content reporting units). The discount rates used in the valuations reflect a market assessment of the risks specific to each reporting unit and are based on the weighted-average cost of capital for the respective reporting units. The discount rates used were 17.5%, 15.5%, 16.8%, 14.7% for China VAS & mobile game, Indonesia VAS, PC game and Media content reporting units, respectively (2010: 19.0% for China VAS & mobile game, Indonesia VAS and PC game and 18.0% for Media content reporting units). Based on the annual impairment tests as of December 31, 2011, the above reporting units’ fair values are higher than their carrying values and hence management did not recognize any impairment expense.

Other long-term assets	12 Months Ended
Dec. 31, 2011
Other long-term assets

18 Other long-term assets

	As of December 31,
	2010	2011
	$	$
Investment deposit (a)	2,470,382	2,470,382
Prepaid minimum guarantees	1,101,231	862,858
Prepayment for insurance policy	1,398,195	161,584

	4,969,808	3,494,824
Less: Impairment loss on investment deposit (a)	(2,470,382)	(2,470,382)

Total	2,499,426	1,024,442

(a)	In April 2007, the Company paid an investment deposit of $3 million to eChinaCash Inc. (“eCC”) to purchase 49% of the equity in eChinaMobile (BVI) Ltd. (“eCM”), a wholly owned subsidiary of eCC. eCM is a U.S. incorporated, Beijing-based company that builds and maintains customer loyalty affinity programs and payment card programs for large corporations and financial institutions, including Chinese blue chip companies. The primary objective of eCM was to establish a platform to provide VAS service and original content to customers of Linktone and eCM through cross-selling opportunities that arise through having access to each other’s extensive database of users. Because of certain disputes over the resources to be made available for use by eCM, eCM refunded $529,618 of Linktone’s investment deposit of $3 million in January 2008. Linktone has sought legal remedies to recover the remaining amount. In view of the uncertainty of recovering this remaining amount, the Company recorded an impairment provision of $2,470,382 in 2007 against the remaining investment deposit.

Accounts payable, accrued liabilities and other payables	12 Months Ended
Dec. 31, 2011
Accounts payable, accrued liabilities and other payables

19 Accounts payable, accrued liabilities and other payables

	As of December 31,
	2010	2011
	$	$
Accounts payable	2,749,812	2,092,530
Accrued payroll and welfare benefits	592,258	1,597,117
Accrued professional and consulting fees	71,863	755,963
Payable for acquisition of Letang (Note 6(a))	2,083,742	—
Payable for acquisition of PT Linktone MCB (Note 6(c))	4,608,983	—
Accrued VAS content fees	8,996,549	5,330,287
Accrued expenses	2,221,885	3,754,093
Other payables	1,646,064	1,450,555

Total	22,971,156	14,980,545

Loans and borrowings	12 Months Ended
Dec. 31, 2011
Loans and borrowings

20 Loans and borrowings

	As of December 31,
	2010	2011
	$	$
Current
Bank overdrafts	1,191,671	1,876,430
Revolving term loans	1,441,520	2,389,790
Term loan, current portion	520,506	514,961

	3,153,697	4,781,181

Non-current
Term loan, non current portion	1,037,894	511,878

	4,191,591	5,293,059

The Group’s subsidiary in Singapore, InnoForm has a SGD2.0 million ($1.5 million) term loan and a credit facility with total facility limit of SGD10.0 million ($7.7 million), with a sub-limit of SGD3.0 million ($2.3 million) for overdraft facility, from a bank in Singapore. The facilities are secured by a corporate guarantee from MNC. As of December 31, 2010 and 2011, InnoForm has utilized SGD1.5 million ($1.2 million) and SGD2.4 million ($1.9 million) of the overdraft facility respectively and SGD1.8 million ($1.4 million) and SGD3.1 million ($2.4 million) of the short-term revolving loans facility respectively.

The details of bank loans are as follow:

•

SGD3.1 million ($2.4 million) three-month revolving loans. Interest rates are by quotation from the bank payable quarterly in arrears. The effective interest rate was 4.02% for both years ended December 31, 2010 and 2011 respectively.

•

SGD2.0 million ($1.5 million) term loan extended to the Company in October 2010. Term loan is repayable in quarterly installments of SGD0.2 million ($0.1 million), over 3 years. As of December 31, 2010 and 2011, SGD2.0 million ($1.6 million) and SGD1.3 million ($1.0 million) of the term loan was outstanding respectively. The financial covenants require InnoForm to maintain a minimum consolidated net worth of SGD1.7 million ($1.3 million) at all times, and a consolidated gearing ratio of not more than 1.4 times at all times. InnoForm did not breach the financial covenants for 2011. The interest on the outstanding loan balance is based on the bank’s floating rate plus a margin of 4.0% p.a..

Other long-term liabilities	12 Months Ended
Dec. 31, 2011
Other long-term liabilities	21 Other long-term liabilities

	As of December 31,
	2010	2011
	$	$
Payable for acquisition of Letang (Note 6(a))	1,540,157	—
Other long-term payables	871,911	67,688

	2,412,068	67,688

Segment information	12 Months Ended
Dec. 31, 2011
Segment information

22 Segment information

Following the acquisitions in 2010, the Group operates in four business segments — China VAS & mobile game, Indonesia VAS, Media content and PC game, based on the different product and geographic operating segments. Pursuant to ASC 280, the Group presents summarized statement of operations and net assets information by segment below, as used by the Group’s chief operating decision maker (“CODM”).

For the year ended December 31, 2011, in line with business growth, the Group’s CODM reviews results by geographic segments as revenue streams are clearly identifiable, when making decisions about allocating resources and assessing performance of the Group. Hence, the 2 operating units in China — China VAS & mobile game and PC game are now combined as a single business unit. The 2009 and 2010 reported segment information has been retrospectively adjusted in order to conform to the change in segment presentation in 2011.

Statement of Operations Information:

	2009
	China VAS, mobile game & PC game	Indonesia VAS	Media content	Total
	$	$	$	$
Gross revenues	62,216,694	—	—	62,216,694
Sales tax	(2,303,289)	—	—	(2,303,289)
Segment cost of revenue	(38,941,272)	—	—	(38,941,272)

Segment gross profit	20,972,133	—	—	20,972,133
Segment operating expenses	(20,855,975)	—	—	(20,855,975)
Segment impairment charge	(2,068,127)	—	—	(2,068,127)

Segment profit/(loss) from operations	(1,951,969)	—	—	(1,951,969)

Gross revenues	57,691,760	1,805,746	12,210,519	71,708,025
Sales tax	(2,087,121)	—	—	(2,087,121)
Segment cost of revenue	(37,725,651)	(587,532)	(8,824,211)	(47,137,394)

Segment gross profit	17,878,988	1,218,214	3,386,308	22,483,510
Segment operating expenses	(19,658,330)	(266,867)	(4,691,928)	(24,617,125)

Segment profit/(loss) from operations	(1,779,342)	951,347	(1,305,620)	(2,133,615)

	2011
	China VAS, mobile & PC game	Indonesia VAS	Media content	Total
	$	$	$	$
Gross revenues	35,570,974	8,196,431	16,909,768	60,677,173
Sales tax	(1,591,748)	—	—	(1,591,748)
Segment cost of revenue	(19,999,661)	(4,949,871)	(11,252,901)	(36,202,433)

Segment gross profit	13,979,565	3,246,560	5,656,867	22,882,992
Segment operating expenses	(15,100,882)	(950,106)	(6,654,680)	(22,705,668)

Segment profit/(loss) from operations	(1,121,317)	2,296,454	(997,813)	177,324

The following table summarizes the gross revenue by product in China segment:

	2009	2010	2011
	$	$	$
China VAS	61,120,605	54,373,735	31,500,303
Mobile game	—	2,204,319	2,632,558
PC game	1,096,089	1,113,706	1,438,113

Total	62,216,694	57,691,760	35,570,974

Balance Sheet Information:

	As of December 31, 2010
	China VAS, mobile & PC game	Indonesia VAS	Media content	Total
	$	$	$	$
Current assets	106,142,252	5,618,519	12,298,493	124,059,264
Non-current assets	23,888,245	25,793,506	17,535,705	67,217,456

Total assets	130,030,497	31,412,025	29,834,198	191,276,720
Current liabilities	(18,203,203)	(4,326,123)	(9,846,358)	(32,375,684)
Non-current liabilities	(1,540,157)	(2,615,377)	(1,037,894)	(5,193,428)

Total liabilities	(19,743,360)	(6,941,500)	(10,884,252)	(37,569,112)

Net assets	110,287,137	24,470,525	18,949,946	153,707,608

	As of December 31, 2011
	China VAS, mobile & PC game	Indonesia VAS	Media content	Total
	$	$	$	$
Current assets	107,037,695	7,099,104	12,645,710	126,782,509
Non-current assets	42,428,349	7,039,599	13,945,773	63,413,721

Total assets	149,466,044	14,138,703	26,591,483	190,196,230
Current liabilities	(11,227,208)	(3,194,028)	(9,958,059)	(24,379,295)
Non-current liabilities	(278,215)	(1,718,332)	(1,344,367)	(3,340,914)

Total liabilities	(11,505,423)	(4,912,360)	(11,302,426)	(27,720,209)

Net assets	137,960,621	9,226,343	15,289,057	162,476,021

The following table summarizes the Group’s gross revenues by geographic region based on the location of the customers:

	2009	2010	2011
	$	$	$
PRC	62,216,694	57,691,760	35,570,974
Indonesia	—	1,805,746	8,196,431
Singapore	—	11,596,837	15,096,754
Malaysia	—	613,682	1,813,014

The following table summarizes the Group’s total assets (excluding intangible assets and goodwill) by geographic region:

	As of December 31,
	2010	2011
	$	$
PRC	71,850,900	91,160,447
Indonesia	44,535,904	24,018,196
Singapore	20,811,318	23,008,913
Malaysia	2,049,016	1,999,411

Risks and uncertainties	12 Months Ended
Dec. 31, 2011
Risks and uncertainties

23 Risks and uncertainties

(a) Dependence on the Operators

In 2011, 59%, 28% and 13% of the Group’s gross revenue is contributed by China VAS, mobile game and PC game segment in China, Media Content segment in Singapore and Indonesia VAS in Indonesia, respectively. The Group’s PRC and Indonesia VAS revenue is mainly derived from cooperative arrangements with the operators in the PRC and Indonesia. If the strategic relationship with the Operators in the PRC and Indonesia are terminated or scaled back or if the operators alter the revenue-sharing arrangements, the Group’s VAS business would be adversely affected. Revenues and amounts due from operators that account for more than 10% of the Group’s gross revenues and accounts receivable in a particular year are as follows:

PRC

•

Revenues earned from China Mobile for the years ended December 31, 2009, 2010 and 2011 were $46.3 million, $37.6 million and $25.2 million, respectively, representing 74%, 52% and 71% of China gross revenues, respectively.

•	Amounts due from China Mobile as of 2010 and 2011 amounted to $10.4 million and $7.8 million respectively, representing 82% and 87% of accounts receivable, respectively.

•

Revenues earned from China Telecom for the years ended December 31, 2009, 2010 and 2011 were $7.9 million, $9.6 million and $6.8 million, respectively, representing 13%, 13% and 17% of China gross revenues, respectively.

•	Amounts due from China Telecom as of 2010 and 2011 amounted to $1.2 million and $0.4 million respectively, representing 10% and 5% of accounts receivable, respectively.

Indonesia

•	Revenues earned from Telkomsel for the years ended December 31, 2010 and 2011 were $1.1 million and $5.6 million, respectively, representing 63%, and 68% of Indonesia gross revenues, respectively.

•	Amounts due from Telkomsel as of 2010 and 2011 amounted to $1.9 million and $4.0 million, respectively, representing 64%, and 81% of accounts receivable, respectively.

•	Revenues earned from Indosat for the years ended December 31, 2010 and 2011 were $0.3 million and $0.4 million, respectively, representing 18%, and 5% of Indonesia gross revenues, respectively.

•	Amounts due from Indosat as of 2010 and 2011 amounted to $0.4 million and $0.2 million, respectively, representing 14% and 3% of accounts receivable, respectively.

(b) Credit risk

Financial instruments that potentially subject the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, short-term investments and accounts receivable. The Group has $97.5 million in cash and cash equivalents and short-term investments. The Group has $35.0 million in cash, bank deposits and money market funds in the PRC, which constitute 35.9% of total cash and cash equivalents and short-term investments. In the event of bankruptcy of one of the financial institutions in which the Group has deposits or investments, it may be unlikely to claim its deposits or investments back in full.

Accounts receivable are typically unsecured and derived from revenue earned from customers, which are exposed to credit risk. The risk is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within its expectations. The Group has $15.5 million and $17.0 million in accounts receivable as of December 31, 2010 and 2011, respectively.

(c) Foreign exchange risk

The Group’s sales, purchase and expense transactions are generally denominated in RMB, SGD and IDR and a significant portion of the Group’s assets and liabilities are denominated in IDR and RMB. The RMB is not freely convertible into foreign currencies. In the PRC, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other PRC foreign exchange regulatory bodies and require certain supporting documentation in order to affect the remittance.

There are currently no such legal foreign exchange controls in Singapore and Indonesia.

(d) Legal and regulatory uncertainties

PRC

The Chinese market poses certain legal and regulatory risks and uncertainties to the Group’s operations. These uncertainties extend to the ability of the Group to develop its telecom VAS business and to provide internet services in the PRC. Though the PRC has, since 1978, implemented a wide range of market-oriented economic reforms, continued reforms and progress towards a full market-oriented economy are uncertain. In addition, the telecommunication and internet industries remain highly regulated. Restrictions are currently in place or are unclear with regard to which specific industry segments foreign-owned entities, like the Group, may operate. The Group’s legal structure and scope of operations in the PRC could be subject to restrictions which could result in severe limitations on the Group’s ability to conduct business in the PRC, and this could have a material adverse impact on the Group’s financial position, results of operations and cash flows.

Indonesia

The Group operates in a legal and regulatory environment in Indonesia that is undergoing change. The reformed regulation of the Indonesian telecommunications sector, which was initiated by the Indonesian Government in 1999, has to a certain extent resulted in the liberalization of the telecommunications industry, including facilitation of new market entrants for telecommunications service providers and changes to the competitive structure of the telecommunications industry. As we rely on our partnership with the telecommunications service providers and depend to a significant degree on the uninterrupted operation of their network to provide our VAS services, any disruption could have a material adverse impact on the Group’s financial position, results of operations and cash flows.

The Board of Indonesian Telecommunication Regulatory (“BRTI”) through its circular letter dated October 18, 2011 No. 177/BRTI/X/2011 addressed to ten telecommunication network operators has requested those operators to cease promoting premium messages through SMS broadcast, pop-screen, voice broadcast, and to deactivate all premium messages such as SMS, MMS, ring tone, games and wall paper until a period of time to be further determined by BRTI. The process of deactivation is done by issuing notification to deactivate and information on how to re-activate by those who intends to re-subscribe without charging additional re-activation costs. This circular letter was issued as a response to public complain against operators of premium messaging.

Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits

24 Employee Benefits

PRC contribution plan

Full-time employees of the Company, its subsidiaries and VIEs in the PRC participate in a government-mandated multi- employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company and its subsidiaries accrue for these benefits based on certain percentages of the employees’ salaries. The total expenses for such employee benefits were $951,330, $1,055,043 and $892,016 for the years ended December 31, 2009, 2010 and 2011, respectively.

Singapore contribution plan

A defined contribution plan is a post-employment benefit plan under which an entity pays fixed contributions into a separate entity such as the Central Provident Fund or pension on a mandatory, contractual or voluntary basis. The entity will have no legal or constructive obligation to pay further amounts once the contributions have been paid. Obligations for contributions to defined contribution pension plans are recognized as an employee benefit expense in the consolidated statement of operations and comprehensive income/loss in the periods during which services are rendered by employees. In 2010 and 2011, the Group, via its Singaporean subsidiary acquired in 2010, recorded an expense of $286,262 and $339,710 respectively.

Indonesian contribution plan

PT Linktone, the Group’s Indonesian subsidiary acquired in 2010, has a defined contribution pension program in which it had entered into a Cooperation Agreement Pension Benefit Service Program with the Financial Institution Pension Fund in October 2009 for an indefinite period of cooperation. The total provision for such employee benefits of $18,398 and $23,176 was charged to the statement of operations and comprehensive income/loss during the year ended December 31, 2010 and 2011, respectively.

Statutory Reserves	12 Months Ended
Dec. 31, 2011
Statutory Reserves

25 Statutory Reserves

The Company’s subsidiaries and VIEs in the PRC must make appropriations from after-tax profits to non-distributable reserve funds. Its subsidiaries, in accordance with the laws on Enterprise with Foreign Investment in China, must make appropriations to (i) a general reserve and (ii) an enterprise expansion fund. The general reserve fund requires annual appropriations of 10% of after-tax profit, as determined under generally accepted accounting principles in the PRC (“PRC GAAP”) at each year end, until such fund has reached 50% of the subsidiary’s registered capital. The enterprise expansion fund appropriation is at the subsidiary’s discretion. The Company’s VIEs, in accordance with PRC Company Laws, may make appropriations to (i) a statutory reserve fund and (ii) a discretionary surplus fund. The statutory reserve fund requires annual appropriations of 10% of after-tax profit, as determined under PRC GAAP at each year end, until such fund has reached 50% of the VIE’s registered capital. Discretionary surplus fund appropriation is at the VIE’s discretion.

The general reserve fund and statutory reserve fund can only be used for specific purposes, such as offsetting of accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund is generally used to expand the production and operations; however, it also may be used for increasing the registered capital. The discretionary surplus fund may be used for any purposes at management’s discretion. These funds are not transferable to the Company in the form of cash dividends, loans or advances.

As of December 31, 2010 and 2011, the Group had balance of $2,466,165 in these non-distributable reserve funds. No transfers were made to reserve funds in 2010 and 2011 either because such funds have reached 50% of the respective company’s registered capital or because the respective company was in a loss position.

Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes

26 Income taxes

Cayman Islands, British Virgin Islands and UAE

Under the current laws of the Cayman Islands, British Virgin Islands and UAE, Linktone, Brilliant, Ojava Overseas and Linktone International are not subject to tax on income or capital gains.

Hong Kong

Under the current laws of Hong Kong, Noveltech, InnoForm HK and Linktone Media are subject to tax on income in Hong Kong at 16.5%.

Indonesia

Under the current laws of the Republic of Indonesia, PT Linktone and Cakrawala is subject to tax on income at 25% (2009: 28%).

Singapore

Under the current laws of the Republic of Singapore, InnoForm Media and its subsidiaries in Singapore are subject to tax on income at 17%.

Malaysia

Under the current laws of Malaysia, InnoForm Malaysia is subject to tax on income at 25%.

PRC

On March 16, 2007, the National People’s Congress of China approved the new Enterprise Income Tax Law of the PRC (the “new EIT law”), which is effective from January 1, 2008.

The new EIT law imposes a unified income tax of 25%. The new EIT law allows a five-year transitional period for entities established before March 16, 2007 that enjoyed a reduced tax rate or a tax holiday under the old EIT law. The transitional rule generally provides for a gradual increase to 25% and, where applicable, continuation of prior tax holidays until their expiration otherwise provided under the old EIT law. Under the new EIT law, qualified and approved high and new technology enterprises enjoy a preferential income tax rate of 15%.

The applicable income tax rates for the Group’s PRC subsidiaries and VIEs vary. Linktone Consulting, Weilan, Ruida, Wei Lian, Lang Yi, Xian Feng and Xintong’s applicable tax rates are 25% starting 2008.

Zhong Tong, Linktone Software, Wang You and Ling Yu are located in either the economic development zones in coastal cities or the Pudong new district. Accordingly, they are subject to a preferential statutory rate of 15% pre-2008. The reduced tax rate is transitioned to 25% starting in 2008 and the transitional rates are 20%, 22% and 24% for 2009, 2010 and 2011, respectively.

Huitong and Linktone Internet are foreign investment production enterprises located in a coastal economic development zone in the old urban district. Huitong was recognized as high and new technology enterprise by the tax bureau in May 2010 and, therefore, entitled to a favorable tax rate of 15% for the years 2009 to 2011, subject to meeting certain criteria on an annual basis. Linktone Internet started its tax holiday of two years exemption followed by three years of 50% reduced tax rate from 2005 and enjoyed 12.5% tax rate in 2008 and 2009. Its applicable tax rate starting 2010 is 25%.

Yuan Hang, Cosmos, Lian Fei and Beijing Ojava were high and new technology enterprises prior to January 1, 2008 and enjoyed a reduced tax rate of 15% and tax holiday of either two or three years of exemption followed by three years of 50% reduced tax rate. Yuan Hang’s tax holiday started in 2004 and expired in 2008. Cosmos’ tax holiday started in 2003 and expired in 2008. Lian Fei’s tax holiday started in 2002 and expired in 2007. Beijing Ojava’s tax holiday started in 2004 and expired in 2009. Furthermore, Yuan Hang, Cosmos, and Beijing Ojava qualified as high and new technology enterprises, which is effective starting in 2008 and enjoyed the reduced tax rate of 15%, instead of the tax holiday for Cosmos and Beijing Ojava, for 2009 and 2010. In 2011, Yuan Hang qualified as a high and new technology enterprise and will continued to be entitled to reduced tax rate of 15% from 2011 to 2013, subject to meeting certain criteria on an annual basis. Cosmos and Beijing Ojava did not qualify as high and new enterprises and the applicable tax rates will be at 25%.

Letang qualified as a “high and new technology” enterprise in 2010 and was therefore entitled to a two year national and local tax exemption followed by three years of 50% reduction in national and local income tax rates. Letang started its tax holiday of two years exemption from 2010.

Unilink, Qimingxing and Lianyu are considered as small businesses and are taxed based on the deemed profit method.

The new PRC Enterprise Income Tax Laws (the “PRC Income Tax Laws”) also impose a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside the PRC, which were exempted under the previous income tax and rules. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company.

According to the relevant PRC regulations, dividends on profit earned before January 1, 2008 are not subject to the withholding income tax, while the dividend on profits earned after January 1, 2008 are subject to the withholding income tax. However as of December 31, 2011, the Group did not make any provision on withholding tax of profit earned by some of its PRC subsidiaries in 2011 because based on the business plan for the foreseeable future, there is no plan to distribute the retained earnings of the Group’s PRC subsidiaries as it intend to retain such cash for re-investment in the PRC operations.

In accordance with the PRC Income Tax Laws effective from January 1, 2008, enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises, subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” shall refer to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. The Group’s non-PRC entities, if considered a PRC tax residence enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on their worldwide income. Income (loss) before income taxes from continuing operations consists of:

	Year ended December 31,
	2009	2010	2011
	$	$	$
Cayman	(75,287)	(2,879,085)	5,528,390
Indonesia	314,378	2,673,218	3,077,937
Singapore	—	(1,710,126)	(1,114,203)
Malaysia	—	223,771	(106,148)
PRC	(145,480)	2,539,084	201,652

Total income before taxes from continued operations	93,611	846,862	7,587,628

The (provision for) benefit from taxes on income from continuing operations consists of:

	Year ended December 31,
	2009	2010	2011
	$	$	$
Current	(14,889)	(1,805,227)	(763,341)
Deferred	(564,381)	365,966	(536,640)

Total	(579,270)	(1,439,261)	(1,299,981)

The following is reconciliation between the statutory Enterprise Income Tax rate and the Group’s effective tax rate for continuing operations:

	Year ended December 31,
	2009	2010	2011
Statutory Enterprise Income Tax rate	25%	25%	25%
Effect of tax holiday	54%	(20)%	(1)%
International tax rate differences	(2)%	95%	(19)%
Non-deductible expenses/non-taxable income	(106)%	4%	17%
Change in valuation allowance	656%	2%	(17)%
PRC tax rate differences	(133)%	(33)%	—
Unrecognized tax benefit	30%	—	—
Adjustment to prior-year tax provision	(93)%	97%	(6)%
Deferred tax on outside tax basis	188%	—	(2)%
Expired carry forward tax losses	—	—	20%

Effective EIT rate for continuing operations	619%	170%	17%

The aggregate effect of the tax holiday in 2009, 2010 and 2011 was $51,000, $173,172 and $90,445 respectively.

The Group’s deferred tax assets and deferred tax liabilities at each balance sheet date are as follows:

	As of December 31,
	2010	2011
	$	$
Deferred tax
Intangible and other assets	208,550	127,067
Deferred revenue	277,779	69,090
Accrued liabilities and other payables	3,680,306	3,192,891
Advertising expenses	343,704	560,229
Net operating losses	1,980,258	1,956,003
Others	125,799	176,113

Total deferred tax assets for continuing operations	6,616,396	6,081,393
Valuation allowance for continuing operations	(2,139,558)	(2,884,640)
Total deferred tax assets for discontinued operations	5,464,105	4,420,487
Valuation allowance for discontinued operations	(5,320,546)	(3,682,878)

Total deferred tax assets, net of valuation allowance	4,620,397	3,934,362

Deferred tax liabilities:
Accrued income	(3,138,136)	(2,466,905)
Intangible assets	(2,833,562)	(2,572,958)
Others	—	(188,390)

Deferred tax liabilities for continuing operations	(5,971,698)	(5,228,253)
Deferred tax liabilities for discontinued operations	(143,559)	(737,609)

Total deferred tax liabilities	(6,115,257)	(5,965,862)

Net deferred tax liabilities	(1,494,860)	(2,031,500)

Deferred tax assets — current	1,254,529	486,176
Deferred tax liabilities — current	(1,078,403)	(126,034)
Deferred tax assets — non-current	72,480	369,706
Deferred tax liabilities — non-current	(1,743,466)	(2,761,348)

Net deferred tax liabilities	(1,494,860)	(2,031,500)

The Group’s valuation allowance movements during 2010 and 2011 are as follows:

	Year ended December 31,
	Continuing Operations		Discontinued Operations
	2010	2011	2010	2011
	$	$	$	$
Beginning Balance	2,493,972	2,139,558	4,857,314	5,320,546
Movement	(429,466)	634,103	310,822	(1,835,533)
Translation Difference	75,052	110,979	152,410	197,865

Ending Balance	2,139,558	2,884,640	5,320,546	3,682,878

Management has assessed whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Group recorded a valuation allowance of $7,460,104 and $6,567,518 as of December 31, 2010 and 2011, respectively, to reduce the deferred tax assets to the amount management believes is more likely than not realizable.

The Group has a net tax operating loss carry forward of $23,387,643 attributed to 10 PRC subsidiaries (including discontinued operations of $16,357,946) as of December 31, 2011. The net operating losses will expire between 2012 and 2015 if unutilized.

The Company intends to permanently reinvest all undistributed earnings of its foreign subsidiaries as of December 31, 2011. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries is not determined because such a determination is not practicable.

During the year ended December 31, 2007, the Company recorded a tax provision of $100,671 related to uncertain tax positions on promotional and research and development expenses. It is possible that the tax position will change in the next twelve months; however, an estimate of the range of the possible change cannot be made at this time.

	Year ended December 31,
	2010	2011
	$	$
Beginning and ending balance	100,671	100,671

The Group recognizes interest and penalties related to uncertain tax positions in income tax expense. The Group recorded accrued interest expense of $129,693 and $159,656 as of December 31, 2010 and 2011, respectively. Provision for penalties of $50,336 was brought forward since 2007.

The Group’s tax years 2007 through 2011 remain open to possible examination by relevant tax authorities.

Stock option plans	12 Months Ended
Dec. 31, 2011
Stock option plans

27 Stock option plans

The Board of Directors approved two stock options plans: the 2000-1 Employee Stock Option Scheme and 2003 Stock Incentive Plan (together referred to as “2003 Plans”) in November 2003. The 2003 Plans govern all stock incentive awards since November 2003. The plans provide for the grant of share options to employees, directors and consultants. Options are granted with a term of up to 10 years and generally vest over service periods that range from one to four years. The plans are administered by the Compensation Committee designated by the Board of Directors.

The awards under the 2003 Plans are evidenced by an award agreement which contains, among other things, provisions, concerning exercisability and forfeiture upon termination of employment or consulting arrangement (by reason of death, disability, retirement or otherwise) as have been determined by the Board of Directors. In addition, in the case of stock options, the award agreement also specifies whether the option constitutes an ISO or a non-qualified stock option (also known as NQSs) and may but need not, include a provision whereby a grantee at any time during his or her employment with the Company may exercise any part or all of the award prior to full vesting of the awards.

The 2003 Plans include a mechanism for an automatic annual increase in the number of ordinary shares available under the plan equal to the lesser of 2.5% of the total shares outstanding or 15,175,000 ordinary shares, which is known as the evergreen provision. A total of 75,633,351 and 85,893,917 ordinary shares were available for issuance under both plans as of December 31, 2010 and 2011 respectively. 373,700 and 304,900 new shares were issued from the exercise of stock options in the year ended December 31. 2010 and 2011, respectively.

Stock-based compensation cost

The compensation cost charged as an expense was $266,887, $204,949 and $133,917 for the years ended December 31, 2009, 2010 and 2011, respectively, which was recorded in general and administrative expenses.

Valuation assumptions

The Company calculated the fair value of each option grant on the date of grant using the Black-Scholes option pricing model. The following are the assumptions used for each respective period (no new options were issued during the year ended December 31, 2010):

		Year ended December 31,
		2009	2010	2011
Risk-free interest rate (%)	(1)	2.20-2.87	—	1.20-2.50
Expected life (years)	(2)	6	—	6
Expected dividend yield (%)		—	—	—
Volatility (%)	(3)	60-65	—	63-65

(1)	The risk-free interest rate for periods within the contractual life of the option is based on the U.S. Treasury zero-coupon yield in effect at the time of grant.
(2)	In the absence of sufficient historical data in the exercise behavior of the option holders, the Company continued to use the simplified method, under which the expected term is based on the mid-point between the vesting date and the end of the contractual term.
(3)	The Company used its own historical data to estimate the stock price volatility.

Award activity information

The following table summarizes the option activity under the Company’s stock option (shares) program for the periods presented:

Share options granted to employees	Number of shares	Weighted-average exercise price	Weighted average remaining contractual term (years)	Aggregate intrinsic value
	$			$
Outstanding, December 31, 2010	8,016,900	0.30	6.99	48,780
Granted	4,000,000	0.13
Exercised	(304,900)	0.10
Forfeited	(2,634,934)	0.37
Expired	(1,473,366)	0.18
Outstanding, December 31, 2011	7,603,700	0.22	8.06	10,309

Vested and expected to vest as of December 31, 2011	5,103,700	0.28	7.16	309
Exercisable as of December 31, 2011	2,353,700	0.40	5.84	309

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the Company’s shares as of December 31, 2010 for those awards that have an exercise price currently below the fair value of the Company’s shares. The total intrinsic value of options exercised during 2009, 2010 and 2011 was $14,604, $18,237 and $13,568, respectively.

The weighted-average estimated fair value of options granted to employees of the Group during 2009 and 2011 was $0.10 and $0.08 per option, respectively. The weighted average fair value of options vested during the years ended December 31, 2009, 2010 and 2011 was $0.34, $0.12 and nil per option, respectively.

The following is additional information relating to options outstanding as of December 31, 2011:

	Options outstanding as of December 31, 2011			Options exercisable as of December 31, 2011
Range of exercise price	Options outstanding	Weighted average remaining contractual life (years)	Weighted average exercise price ($)	Number exercisable	Weighted average remaining contractual life (years)	Weighted average exercise price ($)
$0.07~$0.11	2,516,700	9.82	0.11	16,700	0.00	0.10
$0.15~$0.29	4,450,000	7.81	0.18	1,700,000	7.03	0.20
$0.68~$0.78	277,000	3.67	0.71	277,000	3.67	0.71
$1.02~$1.40	360,000	2.13	1.08	360,000	2.13	1.08
	7,603,700	8.06	0.22	2,353,700	5.84	0.40

As of December 31, 2011, there was $0.3 million of unrecognized share-based compensation cost related to share options issued to employees, which is expected to be recognized over a weighted-average vesting period of 2.21 years. To the extent the actual forfeiture rate is different from current estimates, actual share-based compensation related to these awards may be different from the expectation. The expected forfeiture rate of the stock options granted as of December 31, 2011 is nil.

Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions

28 Related party transactions

Due from (to) related parties include:

	As of December 31,
	2010	2011
	$	$
Accounts receivable (i), (ii)	2,398,114	2,359,182
Receivable from other related parties	—	16,268

Due from related parties	2,398,114	2,375,450

Content fee payable to MNC and its subsidiaries (i)	(1,071,775)	—
Payable to other related parties	(2,475)	(16,198)

Due to related parties	(1,074,250)	(16,198)

The Group and the following entities are under the common control of MNC or MNC’s direct shareholder, PT Global Mediacom:

1) Infokom

2) PT Rajawali Citra Televisi Indonesia (“RCTI”)

3) Global TV

4) Sky Vision

(i)	In October 2009, PT Linktone entered into cooperation agreements with Infokom and MNC. Infokom is an Indonesia corporation and controlled by the same shareholder of MNC. Pursuant to these agreements, PT Linktone operated its VAS business in Indonesia through the VAS access numbers owned by Infokom and MNC. From September 1, 2010, the PT Linktone acquisition closing date, to December 31, 2010, PT Linktone’s total revenue generated from the VAS Short Codes owned by Infokom was $1,569,369. PT Linktone’s total revenue generated from the VAS access number owned by MNC was $260,239. As of December 31, 2010, amounts due from Infokom and MNC were $2,171,951 and $ 226,163, respectively.

In 2011, PT Linktone has successfully changed the ownership of VAS access number owned by MNC to PT Linktone. Total revenue generated from the use of short codes owned by Infokom and self-owned was $4,671,003 and $2,316,087. As of December 31, 2011, amounts due from Infokom was $2,333,799.

PT Linktone also purchases VAS contents from MNC and its subsidiaries for its operation. From September 1, 2010, the acquisition date, to December 31, 2010, PT Linktone purchased contents of $354,620 from MNC and its subsidiaries and the amounts due to these related-party content vendors, including payables assumed in the acquisition, was $1,071,775 as of December 31, 2010.

In 2011, PT Linktone purchased contents of $326,490 from Infokom.

(ii)	In 2011, PT Linktone has generated revenue other than VAS including TV promotions and trading from MNC amounting to $264,053. As of December 31, 2011, amounts due from MNC was $25,383.

(iii)	In October 2009, PT Linktone entered into another cooperation agreement with MNC whereby MNC agreed to promote PT Linktone’s products, programs or content on three television stations owned by MNC — PT Rajawali Citra Televisi Indonesia (“RCTI”), PT Cipta Televisi Pendidikan Indonesia (“MNC TV”) and PT Global Informasi Bermutu (“Global TV”). As compensation, RCTI, MNC TV and Global TV each receive a percentage of the revenue generated when customers used the short code suffix specific to their respective television program. PT Linktone also provides SMS services, such as SMS polling for each television station’s entertainment programs, in exchange for a percentage of the revenues generated by such services. The term of this agreement is five years from the date of the agreement. From September 1, 2010 to December 31, 2010, PT Linktone paid each of MNC TV and Global TV $0.1 million. In 2011, PT Linktone paid each of MNC TV and Global TV $0.7 million. Revenue generated from our cooperation with RCTI during these periods were insignificant.

(iv)	Short-term investments

On December 20, 2010, the Group purchased secured notes issued by Aerospace Satellite Corporation Holding (“Aerospace Satellite”), a wholly owned subsidiary of Sky Vision (an affiliate of MNC), for consideration of $20,000,000. The secured notes are traded on Singapore Exchange Ltd., due November 16, 2015, bear interest at a rate of 12.75% per annum, and are payable semi-annually in arrears. The secured notes are guaranteed by Sky Vision. The fair value of the secured notes as of December 31, 2010 of $19,800,000 was based on the quoted market price on December 31, 2010. The corresponding interest of $318,750 has been recorded in interest income. The Group sold the notes in 2011 and realized a gain of $1,110,646.

In 2011, the Group purchased 357 million common shares of PT Global Mediacom TBK. (controlling shareholder of MNC), through the open market, at an average price of IDR826 ($0.095) per share. Net unrealized gain of available-for-sale investment included in other comprehensive income amounted to $4,453,157 for the year ended December 31, 2011.

(v)	Credit facility

In October 2010 and May 2011, a bank in Singapore extended to the Group’s subsidiary, Innoform, a term loan of SGD2 million and a credit facility with a total facility limit of SGD10 million ($7.7 million) and a sub-limit of SGD3 million ($2.3 million) for overdraft facility. The facilities are secured by a corporate guarantee from MNC. As of December 31, 2011, the Group utilized $4.3m of the credit facility and $1.0 million of the term loan was outstanding.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies

29 Commitments and contingencies

(a) Operating lease commitments

The Group rents offices under operating lease agreements. As of December 31, 2011, the net aggregate minimum future lease payments under non-cancelable operating leases are as follows:

$
2012	633,298
2013	536,307
2014	295,577

Total	1,465,182

As of December 31, 2011, the Group had no operating lease commitments beyond 2014.

For the years ended December 31, 2009, 2010 and 2011, the Group incurred total office rental expense of $893,398, $760,982 and $677,569, respectively.

(c) Significant legal proceedings

On April 30, 2010, Yangzhou, as the plaintiff, filed two lawsuits against Unilink and Linktone Internet (See Note 8).

Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events

30 Subsequent events

Subsequent to the year ended December 31, 2011, the Company sold 169 million shares of Global Mediacom for $28.3 million, and recorded a gain on sale of investment of $12.2 million. The proceeds from the sale were utilized to purchase 599 million common shares of PT Bhakti Investama Tbk, for $28.2 million. PT Bhakti Investama Tbk is the controlling shareholder of Global Mediacom, MNC and the Company.

In addition, the Shanghai arbitration committee ruled against one of the Group’s VIEs in the PRC, and enforced a payment of $0.1 million pursuant to a claim by a VAS content partner in 2009. The Group had made a provision for this amount in the year ended December 31, 2011.

Additional information - Condensed financial statements of the Company	12 Months Ended
Dec. 31, 2011
Additional information - Condensed financial statements of the Company

31 Additional information — Condensed financial statements of the Company

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings after certain appropriations to statutory reserves, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these and other restrictions under PRC laws and regulations, the Company’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of cash, dividends, loans or advances. The restricted portion amounted to $44.2 million and $40.2 million, or 29% and 25%, of the Company’s total consolidated net assets as of December 31, 2010 and 2011, respectively. Even though the Company currently does not require any such dividends, loans or advances from its PRC subsidiaries and affiliates for working capital and other funding purposes, the Company may in the future require additional cash resources from our PRC subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends or distributions to the Company’s shareholders.

The condensed financial statements of the Company are presented below.

a) Condensed balance sheets

		As of December 31,
	Note	2010	2011
		$	$
Assets
Current assets:
Cash and cash equivalents		16,729,503	5,506,797
Short-term investments		26,120,600	38,434,951
Deposits and other current assets		273,986	477,863

Total current assets		43,124,089	44,419,611
Investments in subsidiaries and VIEs	d	74,948,558	74,547,895
Due from subsidiaries and VIEs		14,038,501	21,874,218
Other long-term assets		252,190	140,103

Total assets		132,363,338	140,981,827

Liabilities and shareholders’ equity
Current liabilities:
Accrued liabilities and other payables		267,128	851,646

Total current liabilities		267,128	851,646
Due to subsidiaries and VIEs		11,686	300,000

Total liabilities		278,814	1,151,646

Shareholders’ equity
Ordinary shares ($0.0001 par value; 500,000,000 shares authorized, 421,130,130 shares issued and outstanding as of December 31, 2010 and 421,130,130 shares issued and 410,422,650 outstanding as of December 31, 2011)		42,113	42,144
Additional paid-in capital		137,581,956	137,745,875
Treasury stock		—	(1,425,204)
Accumulated other comprehensive income:
Unrealized gain on investment in marketable securities		2,376,723	4,453,157
Cumulative translation adjustments		9,306,938	10,973,973
Accumulated losses		(17,223,206)	(11,959,764)

Total shareholders’ equity		132,084,524	139,830,181

Total liabilities and shareholders’ equity		132,363,338	140,981,827

b) Condensed statements of operations and comprehensive income/ (loss)

	Year ended December 31,
	2009	2010	2011
	$	$	$
Net revenues	—	—	—
Cost of revenue	—	—	—

Gross profit	—	—	—
Total operating expenses	(1,260,418)	(2,070,580)	(1,325,077)
Gain on recovery of bad debt/(Provision for impairment)	431,873	(1,139,810)	110,425

Loss from operations	(828,545)	(3,210,390)	(1,214,652)
Equity in profit (loss) of subsidiaries and VIEs, net	186,179	2,315,416	182,134
Interest income	—	—	1,088,391
Other income (expenses), net	753,258	316,249	(69,604)
Dividend income from available-for-sales securities	—	—	314,300
Gain on sales of short-term investments	—	—	4,962,873

Income (loss) before tax	110,892	(578,725)	5,263,442
Income tax expense	—	—	—

Net income (loss)	110,892	(578,725)	5,263,442
Other comprehensive income (loss)
Foreign currency translation adjustment	(145,899)	2,089,651	1,739,259
Unrealized gain on investments in marketable securities	437,250	1,939,473	2,076,434

Comprehensive income	402,243	3,450,399	9,079,135

c) Condensed statements of cash flows

	Year ended December 31,
	2009	2010	2011
	$	$	$
Net cash used in operating activities	(1,286,268)	(1,984,322)	59,372
Net cash used in investing activities	(36,621,700)	(41,980,867)	(9,886,907)
Net cash (used in) provided by financing activities	(438,160)	31,164,425	(1,395,171)

Net decrease in cash and cash equivalents	(38,346,128)	(12,800,764)	(11,222,706)
Cash and cash equivalents, beginning of year	67,876,395	29,530,267	16,729,503

Cash and cash equivalents, end of year	29,530,267	16,729,503	5,506,797

d) Basis of presentation

The condensed financial statements of the Company have been prepared in accordance with U.S. GAAP, except for accounting of the Company’s subsidiaries and VIEs, and certain footnote disclosures as described below.

The Company is generally a holding company of certain subsidiaries and VIEs. The Company records its investments in its subsidiaries and VIEs under the equity method of accounting. Such investments are presented in the condensed balance sheets as “Investments in subsidiaries and VIEs” and 100% of the subsidiaries’ and VIEs’ profit or loss as “Equity in profit (loss) of subsidiaries and VIEs, net” in the condensed statements of operations and comprehensive income.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted by reference to the consolidated financial statements.

e) Commitments, long term obligations and guarantees

The Company does not have any significant commitments, long-term obligations or guarantees as of any of the years presented, except for those disclosed in the consolidated financial statements (Note 29).